VANGUARD(R)
BOND INDEX
FUNDS




VANGUARD TOTAL BOND
  MARKET INDEX FUND

VANGUARD SHORT-TERM
  BOND INDEX FUND

VANGUARD INTERMEDIATE-
  TERM BOND INDEX FUND

VANGUARD LONG-TERM
  BOND INDEX FUND


[PHOTO]


Annual Report
December 31, 1999


[THE VANGUARD GROUP LOGO]

FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.


[PHOTO]
John C. Bogle


I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

       Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

       While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

       While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

       But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

       You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.


                                                      /S/ JOHN C. BOGLE

CONTENTS
REPORT FROM THE CHAIRMAN                             1

THE MARKETS IN PERSPECTIVE                           6

FUND PROFILES                                        8

PERFORMANCE SUMMARIES                               13

FINANCIAL STATEMENTS                                18

REPORT OF INDEPENDENT ACCOUNTANTS                   57

REPORT FROM THE CHAIRMAN


[PHOTO]
John J. Brennan


Rising interest rates prompted by a surprisingly durable and powerful economic expansion caused bond prices to fall during 1999. For the overall U.S. bond market, the result was the worst returns in five years. Returns for the Vanguard Bond Index Funds ranged from a modest gain for our Short-Term Bond Index Fund to a -7.9% return for our Long-Term Bond Index Fund.

       Our flagship Vanguard Total Bond Market Index Fund posted a -0.8% return, as falling prices for its bond holdings more than offset its interest income. This result matched the return for our target index and was better--by nearly a full percentage point--than the return of the fund's average peer, the average intermediate-term U.S. government bond fund. While a negative return is never good news, we note that this was the 12th consecutive year in which the Total Bond Market Index Fund has outpaced its average peer fund--an indication that low-cost index funds are a sound investment strategy for fixed-income investors as well as for stock investors.


-----------------------------------------------------------------------------------
                                                                  TOTAL RETURNS
                                                                    YEAR ENDED
                                                                 DECEMBER 31, 1999
-----------------------------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND                                            -0.8%
Average Intermediate U.S.
  Government Fund*                                                      -1.7
Lehman Aggregate Bond Index                                             -0.8
-----------------------------------------------------------------------------------
SHORT-TERM BOND INDEX FUND                                               2.1%
Average 1-5 Year U.S. Government Fund*                                   1.5
Lehman 1-5 Year Government/
  Corporate Index                                                        2.1
-----------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND INDEX FUND                                       -3.0%
Average Intermediate U.S.
  Government Fund*                                                      -1.7
Lehman 5-10 Year Government/
  Corporate Index                                                       -2.9
-----------------------------------------------------------------------------------
LONG-TERM BOND INDEX FUND                                               -7.9%
Average General U.S. Government Fund*                                   -3.0
Lehman Long Government/
  Corporate Index                                                       -7.7
-----------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------
Total Bond Market Index Fund                                            -0.7%
-----------------------------------------------------------------------------------


       The adjacent table presents the 1999 total return (capital change plus reinvested dividends) for each of our funds, its average mutual fund peer, and the unmanaged bond index it tracks. Our Short-Term Bond Index Fund outpaced its average peer, while both the Intermediate-Term and Long-Term Bond Index Funds trailed their peers. Detailed per-share figures for each fund, including net asset values, yields, income dividends paid during 1999, and credit quality and average maturity data, are presented in the table following this letter.

FINANCIAL MARKETS IN REVIEW

During the past year, the U.S. economy continued--with remarkable vigor--the expansion that began back in 1991. If, as expected, growth continues into February 2000, the expansion will be the longest in U.S. history. Economic output in 1999 grew at a rapid inflation-adjusted pace of approximately 4%, even though there was little slack in the economy. The unemployment rate, for example, closed the year at a 30-year low of 4.1%.

       Stock investors reveled in this environment. The Wilshire 5000 Total Market Index, consisting of virtually all U.S. stocks, posted a 23.8% advance. But bond investors--along with Federal Reserve Board policymakers--were clearly worried that growth was too strong for inflation to remain dormant. Indeed, the pace of inflation, as measured by the

Consumer Price Index, did rise to 2.7% from 1.6% in 1998. Most of the increase, however, was due to higher oil and food prices, which many observers believe will not keep climbing so fast.

       Market interest rates began rising in earnest in February, and the Federal Reserve joined in with three 0.25% increases in short-term rates. Rates moved substantially higher across all maturities. The yield of the 30-year U.S. Treasury bond stood at 6.48% on December 31, 138 basis points above its 5.10% yield when the year began. Long-term bonds were hardest hit by the rise in rates, as always, and their prices fell almost -15% during the year. The all-market Lehman Brothers Aggregate Bond Index suffered a price decline of -7.0%, offsetting its 6.2% income return and making for a total return of -0.8%. Rates also rose on short-term money market instruments, though not as much as for long-term securities. The yield of 90-day Treasury bills increased 88 basis points during 1999 to 5.33% at year-end.

       Corporate and mortgage-backed securities fared slightly better than Treasury bonds during 1999. The spread between yields on corporate and Treasury bonds narrowed as investors lost some of their concern about credit downgrades and defaults. Spreads also narrowed for mortgage-backed bonds as rising interest rates decreased the risk that homeowners would prepay mortgages through refinancing.

1999 PERFORMANCE OVERVIEW

Total return for a bond fund has two components--the interest income earned by the fund and the price change of the securities the fund owns. As interest rates change, bond prices also change, in the opposite direction. During 1999, as interest rates rose, the prices of existing bonds fell.


-----------------------------------------------------------------------
                                                 TOTAL RETURNS
                             YIELDS AT             YEAR ENDED
                              YEAR-END           DECEMBER 31, 1999
                           --------------------------------------------
INDEX FUND                 1998     1999      INCOME   CAPITAL    TOTAL
-----------------------------------------------------------------------
Total Bond Market         5.63%     6.85%      6.0%      -6.8%    -0.8%
Short-Term Bond           5.01      6.53       5.4       -3.3      2.1
Intermediate-Term Bond    5.31      7.04       6.0       -9.0     -3.0
Long-Term Bond            5.65      7.15       5.6      -13.5     -7.9
-----------------------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------------------
Total Bond Market         5.73%     6.95%      6.1%      -6.8%    -0.7%
-----------------------------------------------------------------------


       The extent of the price fluctuations due to changing interest rates increases along with the average maturity or average duration of a fund. This difference in interest rate sensitivity is apparent in the capital returns listed in the adjacent table, which ranged from -3.3% for our Short-Term Bond Index Fund to -13.5% for our Long-Term Bond Index Fund. Each fund's yield--the current rate of interest income the fund is producing--rose substantially during 1999, which means that each dollar invested today earns more income than a dollar invested a year ago. This fact is important because over long periods fluctuations in interest rates and in prices tend to largely cancel each other out, leaving interest income as the main element of total return for any investment in bonds.

       The Fund Profiles starting on page 8 list each fund's average duration, which you can use to estimate how much your fund's share price will fluctuate in response to a change in market interest rates. For example, the average duration of the Total Bond Market Index Fund is 5 years, which means that if interest rates fall or rise by 1%, the fund's share price can be expected to rise or fall by about 5%. Knowing your fund's duration can help you determine whether you can be comfortable with potential fluctuations in the fund's net asset value.

       As noted on page 1, the total returns for our Total Bond Market and Short-Term Bond Index Funds exceeded returns earned by the average funds in their peer groups. Our Long-Term Bond Index Fund trailed its peer-group average because its average maturity is much longer than its competitors', meaning that rising interest rates took a greater toll on its net asset value. When interest rates decline--as in 1997 and 1998--the longer maturity of the fund pays off with greater share-price gains.

       In comparison with average funds in their peer groups, our funds hold more corporate issues. This was helpful in 1999 because corporate bonds generally outperformed Treasury securities of similar maturities. Also, our funds were aided--as they are year after year--by having much lower operating costs then their competitors. In 1999, each of our funds had an expense ratio of 0.20%, or $2.00 per $1,000 invested. The average expense ratios charged by funds in the peer groups was five to six times higher, ranging from a low of 1.04%, or $10.40 per $1,000 in assets, for the average short-term government bond fund to 1.21%, or $12.10 per $1,000, for the average general government bond fund. Such high expense ratios confiscate a very large portion of the gross income earned by these competing funds. High expenses also make it very difficult for a bond fund to keep up with a low-cost index fund over the long term--a truth illustrated by the longer-term comparisons of our funds with their peers.

LONG-TERM PERFORMANCE OVERVIEW

Vanguard Total Bond Market Index Fund--the nation's first bond index fund for individual investors--has amassed an enviable long-term record. As the table below shows, the fund's 7.5% average annual return outpaced the 6.4% average return for intermediate-term government bond funds by 1.1 percentage points during the decade of the 1990s. Hypothetical investments of $10,000 made a decade ago in our fund and its average peer would have grown, with dividends and capital gains reinvested, to $20,678 and $18,652, respectively. The $2,000 "Vanguard advantage" is equal to 20% of the original investment.


-------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                        TEN YEARS ENDED DECEMBER 31, 1999
                                        ---------------------------------
                                         AVERAGE         FINAL VALUE OF
                                         ANNUAL            A $10,000
                                         RETURN        INITIAL INVESTMENT
-------------------------------------------------------------------------
Total Bond Market Index Fund              7.5%                  $20,678
-------------------------------------------------------------------------
Average Intermediate
  Government Fund                         6.4%                  $18,652
-------------------------------------------------------------------------
Lehman Aggregate Bond Index               7.7%                  $20,988
-------------------------------------------------------------------------


       Although our lower costs explain the bulk of our lead over competitors, another factor is the skilled hand of Vanguard's Fixed Income Group, which has managed the bond index funds from the start. Our Total Bond Market Index Fund has tracked its benchmark, the Lehman Aggregate Bond Index, closely over the years. And this is not an easy feat, since the index exists only on paper and incurs no costs. Also, the index comprises more than 5,500 separate securities--far more than a mutual fund could realistically own--so our fund must use sampling techniques to shadow the index while holding about 720 securities.

       Our other funds haven't been around a decade, but the same advantage for the low-cost indexing approach to bond-fund investing is apparent. Each of our other bond index funds has outperformed its average competitor by 1.0 to 2.1 percentage points annually since they began operations on March 1, 1994.

       We also present returns for the Institutional Shares of our Total Bond Market Index Fund. These shares were created in September 1995 and are available for a minimum investment of $10 million.

       All our funds have closely tracked their target indexes, even though the operating and transaction costs that we incur put us at a disadvantage versus the theoretical indexes. Our adviser is able to make up part of the cost disadvantage by substituting corporate issues for some government securities. This enables the funds to earn slightly higher yields while maintaining very high credit-quality standards.


-------------------------------------------------------------------------
                                       TOTAL RETURNS FROM INCEPTION*
                                         THROUGH DECEMBER 31, 1999
                                       ----------------------------------
                                        AVERAGE         FINAL VALUE OF
                                         ANNUAL           A $10,000
                                         RETURN       INITIAL INVESTMENT
-------------------------------------------------------------------------
SHORT-TERM BOND INDEX FUND                  5.7%            $13,827
Average 1-5 Year
  Government Fund                           4.7              13,101
Lehman 1-5 Year Government/
  Corporate Index                           5.8              13,878
-------------------------------------------------------------------------
INTERMEDIATE-TERM BOND
  INDEX FUND                                6.0%            $14,089
Average Intermediate
  Government Fund                           4.8              13,163
Lehman 5-10 Year Government/
  Corporate Index                           6.2              14,169
-------------------------------------------------------------------------
LONG-TERM BOND INDEX FUND                   6.7%            $14,568
-------------------------------------------------------------------------
Average General
  Government Fund                           4.6              13,016
Lehman Long Government/
  Corporate Index                           6.8              14,667
-------------------------------------------------------------------------

                                                       FINAL VALUE OF
                                                       A $10,000,000
INSTITUTIONAL SHARES                                 INITIAL INVESTMENT
-------------------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND**              6.0%        $12,820,542
Average Intermediate
  Government Fund                           4.8          12,211,758
Lehman Aggregate Bond Index                 5.9          12,784,096
-------------------------------------------------------------------------


 *March 1, 1994, for the Short-Term, Intermediate-Term, and Long-Term Bond Index
  Funds; September 18, 1995, for the Institutional Shares of the Total Bond Market Index Fund.

**Minimum initial investment is $10 million.


IN SUMMARY

After a year like 1999, when stock market averages soared while bond prices fell, the importance of diversification could easily be overlooked. That would be a mistake, in our judgment. The important attributes of bonds--regular interest income and greater price stability than stocks--become, if anything, more important as the stock market reaches unprecedented valuations.

       Vanguard has long believed that an investment program should begin with an assessment of your investment time horizon, goals, financial situation, and tolerance for risk. And we continue to advocate a diversified portfolio of bond funds, stock funds, and short-term reserves as a proven way to participate in the long-term rewards of investing while being prepared for the ever-present risks. The Vanguard Bond Index Funds are a highly diversified and highly efficient way to fill the bond component of any investor's investment plan.



/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer


January 18, 2000

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
--------------------------------------------------------------------------------

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.



FUND STATISTICS
-------------------------------------------------------------------------------------------------------------------------
                                                                 NET ASSET VALUE
                                                                    PER SHARE                12 MONTH             SEC
                                                               ---------------------   ---------------------    CURRENT
                                       AVERAGE       AVERAGE     DEC. 31,   DEC. 31,     INCOME       TOTAL    ANNUALIZED
INDEX FUND                            MATURITY       QUALITY       1998       1999      DIVIDENDS    RETURN      YIELD
-------------------------------------------------------------------------------------------------------------------------
Total Bond Market                     9.0 years        Aa1        $10.27      $9.56      $0.617        -0.8%      6.85%
Short-Term Bond                       2.8 years        Aa1         10.10       9.73       0.539         2.1       6.53
Intermediate-Term Bond                7.7 years        Aa2         10.48       9.51       0.628        -3.0       7.04
Long-Term Bond                       22.3 years        Aa1         11.32       9.77       0.662        -7.9       7.15
-------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------
Total Bond Market                     9.0 years        Aa1        $10.27      $9.56      $0.627        -0.7%      6.95%
-------------------------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

       Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

       U.S. economic output increased at an inflation- adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)


--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 1999
                                          --------------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             21.0%        27.6%       28.6%
   Russell 2000 Index                        21.3         13.1        16.7
   Wilshire 5000 Index                       23.8         26.1        27.1
   MSCI EAFE Index                           27.3         16.1        13.2
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                  -0.8%         5.7%        7.7%
   Lehman 10 Year Municipal Bond Index       -1.3          4.8         7.1
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                4.7          5.0         5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       2.7%         2.0%        2.4%
--------------------------------------------------------------------------------


       The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

       Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

       Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.


U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

       The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

       At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

       Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggestgains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

       Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

       Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

FUND PROFILE
TOTAL BOND MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.


FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                                TOTAL BOND          LEHMAN
                              MARKET INDEX          INDEX*
-----------------------------------------------------------
Number of Issues                       721           5,545
Yield                                 6.9%            6.9%
Yield--Institutional Shares           7.0%            6.9%
Yield to Maturity                     7.1%            7.2%
Average Coupon                        7.2%            6.8%
Average Maturity                 9.0 years       8.9 years
Average Quality                        Aa1             Aaa
Average Duration                 5.0 years       4.9 years
Expense Ratio                        0.20%              --
Expense Ratio--
  Institutional Shares               0.10%              --
Cash Reserves                         1.2%              --

*Lehman Aggregate Bond Index.


INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY                         Medium
CREDIT QUALITY                           Treasury/Agency


VOLATILITY MEASURES
-----------------------------------------------------------
                                 TOTAL BOND         LEHMAN
                               MARKET INDEX         INDEX*
-----------------------------------------------------------
R-Squared                             0.99           1.00
Beta                                  1.00           1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                   25.7%
Aaa                                               42.7
Aa                                                 6.1
A                                                 13.6
Baa                                               11.9
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       2.1%
1-5 Years                                         32.4
5-10 Years                                        45.6
10-20 Years                                        8.2
20-30 Years                                       11.1
Over 30 Years                                      0.6
-------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       7.1%
Finance                                           14.1
Foreign                                            4.8
Industrial                                         9.1
Mortgage                                          35.1
Treasury/Agency                                   25.7
Utilities                                          4.1
-------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                BOND INDEX          INDEX*
-----------------------------------------------------------
Number of Issues                       270           5,545
Yield                                 6.5%            6.9%
Yield to Maturity                     6.8%            7.2%
Average Coupon                        7.7%            6.8%
Average Maturity                 2.8 years       8.9 years
Average Quality                        Aa1             Aaa
Average Duration                 2.4 years       4.9 years
Expense Ratio                        0.20%              --
Cash Reserves                         2.6%              --

*Lehman Aggregate Bond Index.


INVESTMENT FOCUS
-------------------------------------------------------
AVERAGE MATURITY                       Short
CREDIT QUALITY                         Treasury/Agency


VOLATILITY MEASURES
-----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                BOND INDEX          INDEX*
-----------------------------------------------------------
R-Squared                             0.88            1.00
Beta                                  0.52            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                   58.7%
Aaa                                                8.5
Aa                                                 7.2
A                                                 14.1
Baa                                               11.5
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       3.2%
1-3 Years                                         52.7
3-5 Years                                         43.5
Over 5 Years                                       0.6
-------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       5.9%
Finance                                           16.1
Foreign                                            5.5
Industrial                                         8.9
Mortgage                                           0.0
Treasury/Agency                                   58.7
Utilities                                          4.9
-------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


FINANCIAL ATTRIBUTES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                BOND INDEX          INDEX*
----------------------------------------------------------
Number of Issues                       192           5,545
Yield                                 7.0%            6.9%
Yield to Maturity                     7.2%            7.2%
Average Coupon                        7.5%            6.8%
Average Maturity                 7.7 years       8.9 years
Average Quality                        Aa2             Aaa
Average Duration                 5.6 years       4.9 years
Expense Ratio                        0.20%              --
Cash Reserves                         1.8%              --

*Lehman Aggregate Bond Index.


INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY                         Medium
CREDITY QUALITY                          Treasury/Agency


VOLATILITY MEASURES
-----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                BOND INDEX          INDEX*
-----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.31            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                   54.3%
Aaa                                                2.0
Aa                                                 6.8
A                                                 19.5
Baa                                               17.4
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                       0.0%
1-5 Years                                          0.1
5-10 Years                                        97.9
10-20 Years                                        1.6
20-30 Years                                        0.3
Over 30 Years                                      0.1
--------------------------------------------------------
Total                                            100.0%



DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       1.8%
Finance                                           14.7
Foreign                                            7.0
Industrial                                        16.3
Mortgage                                           0.0
Treasury/Agency                                   54.3
Utilities                                          5.9
--------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                BOND INDEX          INDEX*
-----------------------------------------------------------
Number of Issues                       190           5,545
Yield                                 7.2%            6.9%
Yield to Maturity                     7.2%            7.2%
Average Coupon                        8.1%            6.8%
Average Maturity                22.3 years       8.9 years
Average Quality                        Aa1             Aaa
Average Duration                 9.9 years       4.9 years
Expense Ratio                        0.20%              --
Cash Reserves                         1.8%              --

*Lehman Aggregate Bond Index.


INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY                         Long
CREDITY QUALITY                          Treasury/Agency


VOLATILITY MEASURES
-----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                BOND INDEX          INDEX*
-----------------------------------------------------------
R-Squared                             0.93            1.00
Beta                                  2.04            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                   65.2%
Aaa                                                0.8
Aa                                                 4.8
A                                                 15.1
Baa                                               14.1
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                       0.4%
1-5 Years                                          1.3
5-10 Years                                         8.4
10-20 Years                                       21.6
20-30 Years                                       64.7
Over 30 Years                                      3.6
--------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       0.3%
Finance                                            6.0
Foreign                                            6.0
Industrial                                        17.2
Mortgage                                           0.0
Treasury/Agency                                   65.2
Utilities                                          5.3
--------------------------------------------------------
Total                                            100.0%

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: DECEMBER 11, 1986-DECEMBER 31, 1999
-----------------------------------------------------------------
                    TOTAL BOND MARKET INDEX FUND        LEHMAN*
FISCAL             CAPITAL     INCOME       TOTAL        TOTAL
YEAR               RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------------
1986              -0.6%         0.4%        -0.2%        -0.2%
1987              -7.4          8.5          1.1          2.8
1988              -1.6          9.0          7.4          7.9
1989               4.3          9.3         13.6         14.5
1990              -0.3          8.9          8.6          9.0
1991               6.4          8.8         15.2         16.0
1992              -0.2          7.3          7.1          7.4
1993               3.0          6.7          9.7          9.8
1994              -8.8          6.1         -2.7         -2.9
1995              10.6          7.6         18.2         18.5
1996              -3.0          6.6          3.6          3.6
1997               2.5          6.9          9.4          9.7
1998               2.2          6.4          8.6          8.7
1999              -6.8          6.0         -0.8         -0.8
-----------------------------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 51 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
----------------------------------------------------------------------------------
              Total Bond                Average Intermediate     Lehman Aggregate
              Market Index Fund         Government Fund          Bond Index
1989 12       10000                     10000                    10000
1990 03       9891                      9937                     9921
1990 06       10242                     10242                    10283
1990 09       10319                     10373                    10371
1990 12       10861                     10851                    10896
1991 03       11143                     11017                    11201
1991 06       11322                     11209                    11382
1991 09       11940                     11790                    12026
1991 12       12513                     12412                    12639
1992 03       12353                     12119                    12478
1992 06       12835                     12642                    12980
1992 09       13374                     13199                    13535
1992 12       13402                     13166                    13575
1993 03       13959                     13578                    14136
1993 06       14335                     13921                    14509
1993 09       14724                     14256                    14886
1993 12       14695                     14253                    14898
1994 03       14297                     13806                    14471
1994 06       14151                     13660                    14320
1994 09       14223                     13721                    14407
1994 12       14301                     13723                    14463
1995 03       14988                     14253                    15193
1995 06       15887                     15024                    16118
1995 09       16184                     15277                    16433
1995 12       16896                     15875                    17135
1996 03       16572                     15511                    16831
1996 06       16671                     15588                    16927
1996 09       16967                     15853                    17238
1996 12       17495                     16300                    17757
1997 03       17385                     16111                    17657
1997 06       18004                     16661                    18306
1997 09       18615                     17149                    18912
1997 12       19141                     17617                    19470
1998 03       19438                     17761                    19775
1998 06       19894                     18169                    20236
1998 09       20715                     18954                    21088
1998 12       20778                     18971                    21162
1999 03       20687                     18727                    21058
1999 06       20484                     18587                    20873
1999 09       20643                     18678                    21010
1999 12       20678                     18652                    20988


                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED DECEMBER 31, 1999
                                                    ----------------------------------         FINAL VALUE OF A
                                                     1 YEAR       5 YEARS     10 YEARS       $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund*                         -0.76%        7.62%        7.54%              $20,678
Average Intermediate Government Fund**                -1.68         6.33         6.43                18,652
Lehman Aggregate Bond Index                           -0.82         7.73         7.70                20,988
----------------------------------------------------------------------------------------------------------------


* Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        10 YEARS
                                                 INCEPTION                               ---------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund*                    12/11/1986     -0.76%       7.62%          0.42%       7.12%       7.54%
--------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 18, 1995-DECEMBER 31, 1999
---------------------------------------------------------------
              TOTAL BOND MARKET INDEX FUND
                  INSTITUTIONAL SHARES            LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------------
1995          2.7%        1.8%        4.5%         4.4%
1996         -3.0         6.7         3.7          3.6
1997          2.5         7.1         9.6          9.7
1998          2.2         6.5         8.7          8.7
1999         -6.8         6.1        -0.7         -0.8
---------------------------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 52 for dividend and capital gains information since the fund's inception.


CUMULATIVE PERFORMANCE: SEPTEMBER 18, 1995-DECEMBER 31, 1999
---------------------------------------------------------------------------------------
               Total Bond Market Index       Average Intermediate     Lehman Aggregate
               Fund Institutional Shares     Government Fund          Bond Index
9/18/95        10000000                      10000000                 10000000
1995 09        10009145                      10009145                 10009145
1995 12        10452849                      10383487                 10435534
1996 03        10256352                      10205324                 10250365
1996 06        10320662                      10238831                 10310151
1996 09        10507702                      10386490                 10499593
1996 12        10837942                      10672248                 10815527
1997 03        10773716                      10616721                 10755184
1997 06        11160477                      10943263                 11150428
1997 09        11542845                      11235066                 11519103
1997 12        11873019                      11534566                 11859226
1998 03        12061236                      11703873                 12044730
1998 06        12348362                      11933628                 12325683
1998 09        12861741                      12418118                 12844952
1998 12        12905361                      12420421                 12889792
1999 03        12852732                      12340564                 12826433
1999 06        12730171                      12208101                 12713942
1999 09        12833502                      12236814                 12797426
1999 12        12820542                      12199761                 12784096


                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED DECEMBER 31, 1999           FINAL VALUE OF
                                                       ---------------------------------           A $10,000,000
                                                       1 YEAR            SINCE INCEPTION            INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund Institutional Shares      -0.66%                5.97%                $12,820,542
Average Intermediate Government Fund*                  -1.68                 4.77                  12,211,758
Lehman Aggregate Bond Index                            -0.82                 5.90                  12,784,096
-----------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                              INCEPTION                  ---------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund Institutional Shares              9/18/1995       -0.66%      -0.62%       6.59%       5.97%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
SHORT-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1999
-------------------------------------------------------------
             SHORT-TERM BOND INDEX FUND         LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------------
1994        -5.0%       4.6%        -0.4%        -0.2%
1995         6.0        6.9         12.9         12.9
1996        -1.5        6.0          4.5          4.7
1997         0.8        6.2          7.0          7.1
1998         1.7        5.9          7.6          7.6
1999        -3.3        5.4          2.1          2.1
-------------------------------------------------------------

*Lehman 1-5 Year Government/Corporate Index.
See Financial Highlights table on page 52 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1999
----------------------------------------------------------------------
                                                  Lehman 1-5 Year
               Short-Term Bond  Average1-5 Year   Government/Corporate
               Index Fund       Government Fund   Index
3/1/94         10000            10000             10000
1994 03         9933             9933              9935
1994 06         9904             9846              9905
1994 09         9985             9916              9995
1994 12         9962             9887              9979
1995 03        10356            10221             10365
1995 06        10761            10564             10780
1995 09        10932            10720             10945
1995 12        11244            11000             11264
1996 03        11231            10987             11254
1996 06        11328            11040             11352
1996 09        11510            11210             11549
1996 12        11754            11423             11790
1997 03        11797            11487             11829
1997 06        12086            11726             12127
1997 09        12356            11957             12405
1997 12        12580            12148             12630
1998 03        12768            12329             12820
1998 06        12980            12494             13035
1998 09        13456            12869             13523
1998 12        13537            12909             13594
1999 03        13584            12980             13647
1999 06        13614            12955             13677
1999 09        13760            13059             13830
1999 12        13827            13101             13878

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1999
                                                       -------------------------------
                                                                                 SINCE      FINAL VALUE OF A
                                                      1 YEAR      5 YEARS      INCEPTION   $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Short-Term Bond Index Fund*                            2.08%       6.77%         5.71%          $13,827
Average 1-5 Year Government Fund**                     1.49        5.79          4.74            13,101
Lehman 1-5 Year Government/Corporate Index             2.09        6.82          5.78            13,878
----------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------
                                                                                      SINCE INCEPTION
                                    INCEPTION                                ---------------------------------
                                      DATE         1 YEAR      5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------
Short-Term Bond Index Fund*         3/1/1994        2.08%       6.77%         -0.29%       6.00%       5.71%
--------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1999
-----------------------------------------------------------
         INTERMEDIATE-TERM BOND INDEX FUND      LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------
1994        -8.2%       5.3%        -2.9%        -2.9%
1995        13.3        7.8         21.1         21.4
1996        -3.9        6.5          2.6          2.7
1997         2.4        7.0          9.4          9.4
1998         3.5        6.6         10.1         10.1
1999        -9.0        6.0         -3.0         -2.9
-----------------------------------------------------------

*Lehman 5-10 Year Government/Corporate Index.

See Financial Highlights table on page 53 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                          Lehman 5-10 Year
               Intermediate-Term   Average Intermediate   Government/Corporate
               Bond Index Fund     Government Fund        Index
3/1/94         10000               10000                  10000
1994 03         9790                9790                   9771
1994 06         9662                9665                   9648
1994 09         9703                9701                   9704
1994 12         9711                9685                   9707
1995 03        10239               10107                  10256
1995 06        10993               10625                  11022
1995 09        11195               10799                  11239
1995 12        11754               11204                  11787
1996 03        11457               10998                  11494
1996 06        11468               11024                  11509
1996 09        11674               11206                  11727
1996 12        12052               11504                  12104
1997 03        11921               11424                  11970
1997 06        12374               11783                  12437
1997 09        12820               12122                  12886
1997 12        13183               12433                  13246
1998 03        13402               12594                  13465
1998 06        13719               12849                  13780
1998 09        14556               13398                  14622
1998 12        14511               13388                  14589
1999 03        14320               13279                  14396
1999 06        14089               13145                  14171
1999 09        14152               13202                  14249
1999 12        14089               13163                  14169



                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1999
                                                      ----------------------------------
                                                                                 SINCE         FINAL VALUE OF A
                                                      1 YEAR      5 YEARS      INCEPTION      $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Index Fund*                    -3.00%       7.72%         6.05%             $14,089
Average Intermediate Government Fund**                -1.68        6.33          4.82               13,163
Lehman 5-10 Year Government/Corporate Index           -2.88        7.86          6.15               14,169
-----------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                  INCEPTION                               ---------------------------------
                                                    DATE        1 YEAR      5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND INDEX FUND*                3/1/1994      -3.00%       7.72%         -0.63%       6.68%       6.05%
---------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
LONG-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1999
------------------------------------------------------------
              LONG-TERM BOND INDEX FUND         LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
------------------------------------------------------------
1994       -10.4%       5.9%        -4.5%        -4.6%
1995        21.0        8.7         29.7         30.0
1996        -6.8        6.5         -0.3          0.1
1997         6.9        7.4         14.3         14.5
1998         5.5        6.5         12.0         11.8
1999       -13.5        5.6         -7.9         -7.7
------------------------------------------------------------

*Lehman Long Government/Corporate Index.

See Financial Highlights table on page 53 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1999
-------------------------------------------------------------------------------
                                                            Lehman Long
                    Long-Term Bond      Average General     Government/Corporate
                    Index Fund          Government Fund     Index
3/1/94              10000               10000               10000
1994 03              9706                9706                9683
1994 06              9437                9532                9411
1994 09              9388                9535                9377
1994 12              9543                9560                9535
1995 03             10155               9992                10164
1995 06             11196               10569               11225
1995 09             11477               10755               11514
1995 12             12374               11217               12391
1996 03             11608               10920               11641
1996 06             11595               10937               11649
1996 09             11784               11104               11848
1996 12             12334               11410               12408
1997 03             11984               11300               12061
1997 06             12621               11704               12720
1997 09             13331               12071               13427
1997 12             14090               12419               14210
1998 03             14277               12595               14415
1998 06             14913               12894               15025
1998 09             15819               13476               15917
1998 12             15771               13421               15882
1999 03             15239               13261               15349
1999 06             14802               13085               14937
1999 09             14752               13117               14889
1999 12             14568               13016               14667

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1999
                                                      ---------------------------------
                                                                                 SINCE        FINAL VALUE OF A
                                                      1 YEAR      5 YEARS      INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Long-Term Bond Index Fund*                            -7.85%       8.82%         6.66%             $14,568
Average General Government Fund**                     -3.02        6.37          4.62               13,016
Lehman Long Government/Corporate Index                -7.65        8.99          6.78               14,667
-----------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                                ---------------------------------
                                                   DATE         1 YEAR      5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Long-Term Bond Index Fund*                       3/1/1994       -7.85%       8.82%         -0.24%       6.90%       6.66%
---------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
TOTAL BOND MARKET INDEX FUND                                     COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (60.0%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (19.1%)
U.S. Treasury Bond                                               7.125%             2/15/2023     $   65,915   $   68,609
U.S. Treasury Bond                                                7.50%            11/15/2024         56,600       61,744
U.S. Treasury Bond                                               7.625%            11/15/2022        194,875      213,626
U.S. Treasury Bond                                               7.875%             2/15/2021         17,310       19,333
U.S. Treasury Bond                                                8.00%            11/15/2021         94,075      106,676
U.S. Treasury Bond                                               8.125%   8/15/2019-8/15/2021        392,360      448,153
U.S. Treasury Bond                                                8.50%             2/15/2020         47,945       56,613
U.S. Treasury Bond                                                8.75%   5/15/2017-8/15/2020        149,025      179,074
U.S. Treasury Bond                                               8.875%   8/15/2017-2/15/2019         57,385       69,427
U.S. Treasury Bond                                               9.125%             5/15/2018         15,840       19,605
U.S. Treasury Bond                                                9.25%             2/15/2016         29,435       36,317
U.S. Treasury Bond                                               9.875%            11/15/2015          4,390        5,672
U.S. Treasury Bond                                               10.00%             5/15/2010         29,275       33,537
U.S. Treasury Bond                                              10.375% 11/15/2009-11/15/2012        566,620      668,961
U.S. Treasury Bond                                              10.625%             8/15/2015         16,400       22,304
U.S. Treasury Bond                                               10.75%             5/15/2003         40,410       45,586
U.S. Treasury Bond                                               11.75%            11/15/2014            900        1,216
U.S. Treasury Bond                                              11.875%            11/15/2003          8,675       10,241
U.S. Treasury Bond                                               12.00%             8/15/2013            350          467
U.S. Treasury Bond                                               12.75%            11/15/2010         74,380       95,850
U.S. Treasury Bond                                               13.25%             5/15/2014         24,800       35,700
U.S. Treasury Bond                                               14.00%            11/15/2011          3,420        4,768
U.S. Treasury Note                                                5.75%             8/15/2003         20,000       19,590
U.S. Treasury Note                                                6.50%  8/15/2005-10/15/2006        189,000      188,622
U.S. Treasury Note                                                8.00%             5/15/2001          8,725        8,927
                                                                                                               -----------
                                                                                                                2,420,618
                                                                                                               -----------
AGENCY BONDS & NOTES (6.3%)
Federal Farm Credit Bank                                          4.80%             11/6/2003         34,120       31,803
Federal Farm Credit Bank                                          5.75%              9/1/2005            700          662

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                                 COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                           5.575%              9/2/2003     $   64,000   $   61,413
Federal Home Loan Bank                                           5.675%             8/18/2003         51,450       49,554
Federal Home Loan Bank                                            5.79%             4/27/2009            900          820
Federal Home Loan Bank                                            5.80%              9/2/2008         74,700       68,581
Federal Home Loan Bank                                           5.865%              9/2/2008         55,420       50,774
Federal Home Loan Bank                                            5.88%            11/25/2008         15,300       13,807
Federal Home Loan Bank                                            6.50%             8/15/2007         41,260       40,065
Federal Home Loan Bank                                            7.78%            10/19/2001            500          511
Federal Home Loan Bank                                            8.60%             1/25/2000            110          110
Federal Home Loan Mortgage Corp.                                  5.63%             1/10/2003            625          604
Federal Home Loan Mortgage Corp.                                  5.75%             3/15/2009        112,800      102,737
Federal Home Loan Mortgage Corp.                                  6.45%             4/29/2009         23,000       21,450
Federal Home Loan Mortgage Corp.                                  7.09%              6/1/2005          4,400        4,330
Federal National Mortgage Assn.                                   5.25%             1/15/2003            750          721
Federal National Mortgage Assn.                                   5.64%            12/10/2008         25,000       22,204
Federal National Mortgage Assn.                                   5.75%   4/15/2003-2/15/2008         33,170       32,111
Federal National Mortgage Assn.                                   5.90%              7/9/2003         41,345       39,908
Federal National Mortgage Assn.                                   5.91%             8/25/2003         18,450       17,805
Federal National Mortgage Assn.                                   5.96%             4/23/2003          7,900        7,656
Federal National Mortgage Assn.                                   5.97%              7/3/2003         26,390       25,514
Federal National Mortgage Assn.                                   6.09%             2/20/2009         51,730       47,075
Federal National Mortgage Assn.                                   6.16%             3/29/2001          1,300        1,295
Federal National Mortgage Assn.                                   6.18%             2/19/2009         11,000       10,066
Federal National Mortgage Assn.                                   6.40%             5/14/2009         67,300       62,870
Federal National Mortgage Assn.                                   6.56%             4/23/2008         55,000       51,817
Federal National Mortgage Assn.                                   6.59%             5/16/2002          1,500        1,498
Federal National Mortgage Assn.                                   7.12%              7/3/2006            669          673
Federal National Mortgage Assn.                                   7.50%             2/11/2002          2,500        2,542
Federal National Mortgage Assn.                                   7.55%             4/22/2002          3,000        3,058
Federal National Mortgage Assn.                                   8.25%            12/18/2000            100          102
Government Trust Certificate                                     9.625%             5/15/2002            163          167
Private Export Funding Corp.                                      8.40%             7/31/2001            225          231
Resolution Funding Corp.                                         8.125%            10/15/2019            550          613
Resolution Funding Corp.                                         8.625%             1/15/2030            110          132
Resolution Funding Corp.                                         8.875%             7/15/2020            280          335
Small Business Administration Variable Rate
   Interest Only Custodial Receipts                              2.719%             6/25/2000          8,243          309
Tennessee Valley Auth.                                           5.375%            11/13/2008         32,400       28,427
                                                                                                               -----------
                                                                                                                  804,350
                                                                                                               -----------
MORTGAGE-BACKED SECURITIES (34.6%)
Federal Home Loan Mortgage Corp.                                  5.50%    9/1/2000-12/1/2028 (1)     50,219       46,786
Federal Home Loan Mortgage Corp.                                  6.00%    7/1/2000-12/1/2029 (1)    542,724      507,225
Federal Home Loan Mortgage Corp.                                  6.50%     3/1/2000-8/1/2029 (1)    967,918      920,666
Federal Home Loan Mortgage Corp.                                  7.00%    2/1/2000-10/1/2029 (1)    528,404      514,202
Federal Home Loan Mortgage Corp.                                  7.50%     3/1/2000-8/1/2029 (1)    234,101      232,817
Federal Home Loan Mortgage Corp.                                  8.00%    5/1/2002-11/1/2029 (1)    123,838      125,312
Federal Home Loan Mortgage Corp.                                  8.50%     9/1/2001-1/1/2028 (1)     29,107       29,505
Federal Home Loan Mortgage Corp.                                  9.00%     8/1/2001-7/1/2027 (1)      6,653        6,936
Federal Home Loan Mortgage Corp.                                  9.50%     4/1/2016-6/1/2025 (1)      4,705        4,979
Federal Home Loan Mortgage Corp.                                 10.00%     7/1/2000-4/1/2025 (1)        880          946
Federal Home Loan Mortgage Corp.                                 10.50%    9/1/2000-12/1/2015 (1)        136          139
Federal Home Loan Mortgage Corp.                                 11.25%              8/1/2014 (1)         10           10
Federal Housing Administration Project                            7.43%             10/1/2020 (1)        468          460
Federal National Mortgage Assn.                                   5.50%     1/1/2001-6/1/2009 (1)      1,367        1,298
Federal National Mortgage Assn.                                   6.00%    10/1/2000-7/1/2029 (1)    203,109      188,731
Federal National Mortgage Assn.                                   6.50%    2/1/2000-11/1/2029 (1)    280,531      266,218
Federal National Mortgage Assn.                                   7.00%     5/1/2000-1/1/2030 (1)    274,414      266,511
Federal National Mortgage Assn.                                   7.50%     1/1/2000-1/1/2030 (1)    142,768      141,509
Federal National Mortgage Assn.                                   7.75%             10/1/2002 (1)          9            9
Federal National Mortgage Assn.                                   8.00%     2/1/2000-6/1/2029 (1)     33,689       34,067
Federal National Mortgage Assn.                                   8.50%     4/1/2006-7/1/2027 (1)     12,703       13,058
Federal National Mortgage Assn.                                   9.00%     9/1/2003-1/1/2027 (1)      5,378        5,603

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
TOTAL BOND MARKET INDEX FUND                                     COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                   9.50%    10/1/2001-2/1/2025 (1) $    2,941   $    3,109
Federal National Mortgage Assn.                                  10.00%     8/1/2005-6/1/2022 (1)      1,126        1,205
Federal National Mortgage Assn.                                  10.50%    11/1/2000-8/1/2020 (1)        352          378
Government National Mortgage Assn.                                6.00%    3/1/2009-7/15/2029 (1)     99,951       91,678
Government National Mortgage Assn.                                6.50%  10/15/2007-8/15/2029 (1)    285,863      269,538
Government National Mortgage Assn.                                7.00% 11/15/2007-10/15/2029 (1)    312,692      303,077
Government National Mortgage Assn.                                7.50%  2/15/2007-12/15/2029 (1)    212,331      210,550
Government National Mortgage Assn.                                8.00% 11/15/2001-12/15/2029 (1)    132,999      134,641
Government National Mortgage Assn.                                8.50%  5/15/2010-11/15/2029 (1)     30,789       31,725
Government National Mortgage Assn.                                9.00%   8/15/2001-6/15/2027 (1)     15,863       16,650
Government National Mortgage Assn.                                9.50%    1/1/2004-9/15/2025 (1)      9,641       10,321
Government National Mortgage Assn.                               10.00%   3/15/2000-8/15/2025 (1)      2,362        2,573
Government National Mortgage Assn.                               10.50%  11/15/2010-1/15/2021 (1)      1,512        1,652
Government National Mortgage Assn.                               11.50%  3/15/2010-11/15/2017 (1)        260          289
Resolution Trust Corp. Collateralized Mortgage Obligations       10.35%             8/25/2021 (1)        507          505
                                                                                                               -----------
                                                                                                                4,384,878
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $7,877,427)                                                                                            7,609,846
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (34.0%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (7.0%)
ARG Funding Corp.                                                 5.88%              3/6/2002 (1)     37,900       37,012
AT&T Universal Card Master Trust                                  5.95%            10/17/2002 (1)     14,120       14,072
Advanta Credit Card Master Trust                                  6.05%              8/1/2003 (1)      8,750        8,718
Advanta Mortgage Loan Trust                                       6.21%            11/25/2016 (1)     32,000       31,332
American Express Credit Card Master Trust                         6.40%             9/15/2002 (1)     17,000       16,782
American Express Credit Card Master Trust                         6.80%            12/15/2003 (1)     25,854       25,878
American Express Credit Card Master Trust                         7.60%             9/15/2001 (1)      2,000        2,024
American Express Credit Europe                                   5.375%             9/15/2000 (1)     16,250       16,160
California Infrastructure & Econ. Dev. Bank SP Trust PG&E         6.16%            12/14/2000 (1)      7,875        7,849
California Infrastructure & Econ. Dev. Bank SP Trust PG&E         6.42%             3/25/2005 (1)     11,325       10,992
Chemical Master Credit Card Trust I                               5.55%             1/15/2001 (1)      5,450        5,399
CIT RV Trust                                                      5.78%             7/15/2008 (1)     17,650       17,486
CIT RV Trust                                                      5.96%             4/15/2011 (1)     15,525       15,260
Citibank Credit Card Master Trust                                5.875%             3/10/2011 (1)     11,600       10,444
Citicorp Lease Pass-Through Trust                                 7.22%             6/15/2005 (1)      6,325        6,285
Citicorp Lease Pass-Through Trust                                 8.04%            12/15/2019 (1)     18,250       18,218
ComEd Transitional Funding Trust                                  5.63%             6/25/2006 (1)        510          468
Discover Card Master Trust                                        5.65%            11/15/2004 (1)     43,000       41,742
Discover Card Master Trust I                                      5.75%             4/15/2001 (1)     13,500       13,326
First Bank Corp. Card Master Trust                                6.40%             2/15/2002 (1)      5,030        4,982
First USA Credit Card Master Trust                                6.42%             7/17/2002 (1)      9,450        9,364
Ford Credit Auto Owner Trust                                      5.90%             6/15/2002 (1)     74,000       73,280
Honda Auto Lease Trust                                            6.45%             1/29/2001 (1)     23,000       22,836
Honda Auto Lease Trust                                            6.65%             7/15/2005 (1)     23,000       22,874
Household Affinity Credit Card Master Trust I                     5.60%             5/15/2002 (1)      2,929        2,922
MBNA Master Credit Card Trust                                     6.05%            11/15/2002 (1)     21,375       21,388
MBNA Master Credit Card Trust                                     6.60%             8/15/2000 (1)      8,500        8,526
MBNA Master Credit Card Trust                                     6.60%             6/15/2002 (1)     16,065       15,969
MMCA Automobile Trust                                             5.50%             7/15/2005 (1)     39,600       39,239
MMCA Automobile Trust                                             6.80%             8/15/2003 (1)     29,900       29,816
PECO Energy Transition Trust                                      5.63%              3/1/2005 (1)     59,900       58,025
PECO Energy Transition Trust                                      6.05%              7/5/2006 (1)     14,675       13,849
Premier Auto Trust                                                5.69%              6/8/2002 (1)     41,400       41,088
Providian Master Trust                                            6.60%             9/15/2002 (1)     20,000       19,808
Sears Credit Account Master Trust                                 5.80%             8/15/2001 (1)     42,500       42,136
Sears Credit Account Master Trust                                 6.05%             2/15/2004 (1)     19,500       19,090
Sears Credit Account Master Trust                                 6.35%             2/15/2007 (1)     30,000       29,579
Sears Credit Account Master Trust                                 7.00%             1/15/2004 (1)      1,000        1,004
Sears Credit Account Master Trust                                 8.10%             6/15/2004 (1)      1,273        1,285
Standard Credit Card Master Trust                                 6.55%             10/7/2005 (1)      2,850        2,773

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                                 COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Standard Credit Card Master Trust                                 7.85%              2/7/2002 (1) $   43,261   $   43,331
Standard Credit Card Master Trust                                 8.25%             11/7/2003 (1)      1,020        1,044
Toyota Auto Lease Trust                                           5.35%             7/25/2002 (1)     60,575       59,969
Toyota Auto Lease Trust                                           6.35%             4/26/2004 (1)      7,950        7,926
                                                                                                               -----------
                                                                                                                  891,550
                                                                                                               -----------
FINANCE (13.9%)
Allstate Corp.                                                    7.20%             12/1/2009         10,700       10,386
American General Finance Corp.                                    5.84%             1/29/2001          1,500        1,485
American General Finance Corp.                                    6.20%             3/15/2003          3,100        3,008
American General Finance Corp.                                    7.45%              7/1/2002          1,575        1,587
Associates Corp.                                                  5.85%             1/15/2001          1,550        1,536
Associates Corp.                                                  6.20%             5/16/2005          1,000          947
Associates Corp.                                                  6.44%             1/15/2004          1,625        1,580
Associates Corp.                                                  6.50%             8/15/2002          3,000        2,961
Associates Corp.                                                  6.50%            10/15/2002         11,975       11,816
Associates Corp.                                                 6.625%             5/15/2001          3,300        3,290
Associates Corp.                                                  7.50%             4/15/2002          5,800        5,858
Associates Corp.                                                 7.875%             9/30/2001          1,105        1,122
Avalon Properties Inc.                                           6.875%            12/15/2007          9,550        8,850
Banc One Corp.                                                    6.25%             10/1/2001         21,500       21,244
Bank of America Corp.                                             7.50%            10/15/2002          6,150        6,214
Bank of America Corp.                                            7.625%             6/15/2004          1,630        1,653
Bank of America Corp.                                             7.75%             7/15/2002          3,000        3,047
Bank of America Corp.                                            7.875%             12/1/2002          2,000        2,041
Bank of America Corp.                                             8.07%            12/31/2026          8,000        7,523
Bank of America Corp.                                            8.375%             3/15/2002          2,500        2,566
Bank of America Corp.                                             8.50%             1/15/2007          5,000        5,257
Bank of America Corp.                                            9.375%             9/15/2009          8,500        9,524
Bank of America Corp.                                            9.625%             2/13/2001          1,100        1,132
Bank of America Corp.                                            10.00%              2/1/2003          4,900        5,275
Bank of New York                                                  7.30%             12/1/2009          2,000        1,959
Bank of New York                                                 7.875%            11/15/2002          1,500        1,521
Bank of New York Capital I                                        7.97%            12/31/2026          3,225        3,015
Bear, Stearns & Co., Inc.                                        6.625%             1/15/2004          3,500        3,396
Bear, Stearns & Co., Inc.                                         6.75%            12/15/2007          3,635        3,405
Bear, Stearns & Co., Inc.                                        7.625%             12/7/2009          4,000        3,924
Beneficial Corp.                                                  6.35%             12/3/2001          1,500        1,476
BT Capital Trust B                                                7.90%             1/15/2027          1,100        1,001
CIGNA Corp.                                                      7.875%             5/15/2027         13,875       12,924
CIGNA Corp.                                                       8.30%             1/15/2033            835          808
CIT Group Holdings, Inc.                                         7.125%            10/15/2004         30,000       29,689
CNA Financial Corp                                                6.50%             4/15/2005         25,175       23,453
Camden Property Trust                                             7.00%            11/15/2006          6,250        5,786
Case Credit Corp.                                                 6.15%              3/1/2002         64,000       63,428
Chase Capital I                                                   7.67%             12/1/2026         11,100       10,104
The Chase Manhattan Corp.                                         5.75%             4/15/2004          5,975        5,649
The Chase Manhattan Corp.                                         6.00%             11/1/2005         11,625       10,873
The Chase Manhattan Corp.                                        6.375%              4/1/2008          5,940        5,515
The Chase Manhattan Corp.                                         6.50%              8/1/2005          3,625        3,477
The Chase Manhattan Corp.                                        7.125%              2/1/2007          1,650        1,612
The Chase Manhattan Corp.                                        8.125%             6/15/2002          1,410        1,444
The Chase Manhattan Corp.                                         8.50%             2/15/2002         10,000       10,288
Chemical Bank Corp.                                               7.25%             9/15/2002          2,565        2,578
Chrysler Financial Corp. LLC                                     5.875%              2/7/2001          3,500        3,465
Citicorp                                                          7.00%              7/1/2007            400          388
Citicorp                                                         7.125%              6/1/2003            135          135
Citicorp                                                         7.125%             3/15/2004          2,000        1,994
Citicorp                                                         8.625%             12/1/2002          4,500        4,681
Citicorp                                                          9.50%              2/1/2002          1,000        1,047
Citigroup Inc.                                                    6.20%             3/15/2009            140          128
Comdisco Inc.                                                     6.00%             1/30/2002          4,000        3,864

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
TOTAL BOND MARKET INDEX FUND                                     COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Comdisco Inc.                                                     7.25%             9/20/2001     $   25,500   $   25,307
Comerica, Inc.                                                   7.125%             12/1/2013          5,000        4,639
Commercial Credit Corp.                                           5.90%              9/1/2003            550          527
Commercial Credit Corp.                                          6.625%            11/15/2006          2,000        1,908
Conseco Inc.                                                      9.00%            10/15/2006          7,900        8,111
CoreStates Capital Corp.                                         6.625%             3/15/2005          6,900        6,636
CoreStates Capital Corp.                                         9.375%             4/15/2003          1,750        1,850
Countrywide Funding Corp.                                         6.28%             1/15/2003          2,500        2,430
Countrywide Funding Corp.                                         7.26%             5/10/2004          2,000        1,983
Countrywide Funding Corp.                                         8.25%             7/15/2002          9,872       10,101
Countrywide Home Loan                                             6.45%             2/27/2003          1,000          975
Dean Witter, Discover & Co.                                       6.75%            10/15/2013            800          719
Dean Witter, Discover & Co.                                      6.875%              3/1/2003          2,300        2,277
Donaldson, Lufkin & Jenrette, Inc.                                6.00%             12/1/2001         25,250       24,697
ERAC USA Finance Co.                                              7.95%            12/15/2009         14,200       14,060
Equitable Cos. Inc.                                               7.00%              4/1/2028          4,310        3,854
Equity Residential Properties                                     6.55%            11/15/2001         16,750       16,467
Fidelity Investments                                              7.49%             6/15/2019          1,000          970
Fifth Third Bancorp                                               6.75%             7/15/2005          5,000        4,853
Finova Capital Corp                                              5.875%            10/15/2001         22,500       21,996
Finova Capital Corp                                               7.25%             11/8/2004         29,250       28,893
First Bank NA                                                     7.55%             6/15/2004         10,000       10,090
First Bank System                                                7.625%              5/1/2005          5,000        5,010
First Chicago Corp.                                              10.25%              5/1/2001          2,750        2,863
First Chicago Corp.                                              6.375%             1/30/2009          5,000        4,553
First Chicago Corp.                                              6.875%             6/15/2003          5,000        4,929
First Chicago Corp.                                              7.625%             1/15/2003          2,400        2,419
First Chicago Corp.                                               8.25%             6/15/2002          5,000        5,124
First Chicago Corp.                                               9.25%            11/15/2001          1,225        1,274
First Interstate Bancorp                                        10.875%             4/15/2001          2,750        2,883
First Union Corp.                                                6.625%             7/15/2005            390          374
First Union Corp.                                                 8.00%            11/15/2002            100          102
First Union Corp.                                                8.125%             6/24/2002          2,900        2,955
Fleet Capital Trust II                                            7.92%            12/11/2026          3,790        3,457
Fleet Credit Card                                                 6.82%              4/9/2001          5,000        4,994
Fleet Financial Group, Inc.                                      6.875%              3/1/2003          1,100        1,085
Fleet Financial Group, Inc.                                      7.125%             4/15/2006          5,700        5,531
Fleet Financial Group, Inc.                                      8.125%              7/1/2004          4,600        4,703
FleetBoston Financial Corp.                                      7.375%             12/1/2009          4,000        3,915
Ford Motor Credit Co.                                            6.375%              2/1/2029         16,750       14,079
Ford Motor Credit Co.                                             9.00%             9/15/2001          5,000        5,149
Ford Motor Credit Co.                                            5.125%            10/15/2001         64,650       62,823
Ford Motor Credit Co.                                             5.80%             1/12/2009         15,000       13,292
Ford Motor Credit Co.                                             7.00%             9/25/2001          5,000        5,008
Ford Motor Credit Co.                                            7.375%            10/28/2009         12,700       12,534
Ford Motor Credit Co.                                             7.50%             1/15/2003          1,000        1,008
Ford Motor Credit Co.                                             7.75%            11/15/2002          1,650        1,678
Ford Motor Credit Co.                                             7.75%             3/15/2005          2,385        2,421
General Electric Capital Corp.                                    5.77%             8/27/2001          9,700        9,534
General Electric Capital Corp.                                    5.89%             5/11/2001         10,000        9,879
General Electric Capital Corp.                                    6.90%             9/15/2015          9,000        8,431
General Electric Capital Corp.                                    8.30%             9/20/2009            275          291
General Motors Acceptance Corp.                                   5.50%             1/14/2002         14,000       13,596
General Motors Acceptance Corp.                                   6.60%             1/17/2001            100          100
General Motors Acceptance Corp.                                  6.625%             10/1/2002          5,150        5,082
General Motors Acceptance Corp.                                  6.625%             1/10/2002         22,100       21,893
General Motors Acceptance Corp.                                   6.75%            12/10/2002         65,000       64,264
General Motors Acceptance Corp.                                  6.875%             7/15/2001          1,500        1,498
General Motors Acceptance Corp.                                  7.125%              5/1/2003          1,300        1,294
General Motors Acceptance Corp.                                  7.125%              5/1/2001         10,975       10,999
General Motors Acceptance Corp.                                   8.50%              1/1/2003          6,200        6,407

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                                 COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.                                   9.00%            10/15/2002     $   10,650   $   11,134
General Motors Acceptance Corp.                                  9.625%            12/15/2001          5,895        6,172
HRPT Properties Trust                                             6.75%            12/18/2002         16,250       15,234
Household Finance Corp.                                          5.875%              2/1/2009            360          318
Household Finance Corp.                                           6.40%             6/17/2008          4,715        4,346
Household Finance Corp.                                           6.45%             3/15/2001            700          695
Household Finance Corp.                                           6.45%              2/1/2009          2,430        2,235
Household Finance Corp.                                           6.70%             6/15/2002          1,500        1,484
Household Finance Corp.                                           7.25%             7/15/2003          1,000          996
Household Finance Corp.                                           7.65%             5/15/2007          3,250        3,251
International Lease Finance Corp.                                6.375%              8/1/2001          7,500        7,435
International Lease Finance Corp.                                 6.50%              7/1/2001          2,050        2,037
JDN Realty Corp.                                                  6.80%              8/1/2004         12,810       11,926
Lehman Brothers Holdings Inc.                                     6.25%              4/1/2003         25,650       24,733
Lehman Brothers Holdings Inc.                                    6.625%              2/5/2006          6,500        6,135
Lehman Brothers Holdings Inc.                                    6.625%             2/15/2008          4,625        4,252
Lehman Brothers Holdings Inc.                                     6.90%             1/29/2001         10,800       10,762
Lehman Brothers Holdings Inc.                                     7.25%             4/15/2003         11,000       10,870
Lehman Brothers Holdings Inc.                                    7.375%             1/15/2007          5,000        4,849
Lehman Brothers Holdings Inc.                                     7.50%              9/1/2006          6,750        6,588
Lehman Brothers Holdings Inc.                                    7.625%              6/1/2006          6,510        6,388
Liberty Financial Co.                                             6.75%            11/15/2008         11,000       10,044
Mack-Cali Realty                                                  7.00%             3/15/2004         15,000       14,397
Mack-Cali Realty                                                  7.25%             3/15/2009          2,175        2,004
Mellon Bank NA                                                    6.50%              8/1/2005          5,300        5,091
Mellon Bank NA                                                    6.75%              6/1/2003          2,775        2,742
Mellon Bank NA                                                   7.375%             5/15/2007          3,500        3,470
Mellon Capital II                                                7.995%             1/15/2027          6,650        6,267
Mellon Financial Co.                                              5.75%            11/15/2003          4,400        4,182
Mellon Financial Co.                                              9.75%             6/15/2001          6,647        6,887
Merrill Lynch & Co., Inc.                                         5.71%             1/15/2002         12,000       11,707
Merrill Lynch & Co., Inc.                                         5.87%            11/15/2001         21,750       21,340
Merrill Lynch & Co., Inc.                                         5.88%             1/15/2004          7,100        6,763
Merrill Lynch & Co., Inc.                                         6.00%             1/15/2001          1,000          992
Merrill Lynch & Co., Inc.                                         6.00%             2/17/2009          9,300        8,314
Merrill Lynch & Co., Inc.                                         6.07%            10/15/2001         44,700       44,038
Merrill Lynch & Co., Inc.                                         6.50%              4/1/2001         18,500       18,412
Merrill Lynch & Co., Inc.                                         6.64%             9/19/2002          2,995        2,964
Merrill Lynch & Co., Inc.                                        6.875%            11/15/2018          3,750        3,395
Merrill Lynch & Co., Inc.                                         7.00%             3/15/2006            300          292
Merrill Lynch & Co., Inc.                                         8.00%              2/1/2002          2,600        2,648
Merrill Lynch & Co., Inc.                                         8.30%             11/1/2002          2,735        2,818
Morgan Stanley, Dean Witter Discover & Co.                       5.625%             1/20/2004          4,000        3,777
Morgan Stanley, Dean Witter Discover & Co.                       6.375%              8/1/2002          7,000        6,867
Morgan Stanley, Dean Witter Discover & Co.                       6.875%              3/1/2007          7,300        7,033
Morgan Stanley, Dean Witter Discover & Co.                        7.00%             10/1/2013            700          644
Morgan Stanley, Dean Witter Discover & Co.                       7.125%             1/15/2003         82,200       81,892
NAC Re Corp.                                                      7.15%            11/15/2005          1,500        1,449
NB Capital Trust II                                               7.83%            12/15/2026          5,000        4,626
NB Capital Trust IV                                               8.25%             4/15/2027          3,400        3,270
NCNB Corp.                                                        9.50%              6/1/2004          8,725        9,371
National City Corp.                                               7.20%             5/15/2005         10,000        9,892
National Rural Utilities                                          6.42%              5/1/2008         11,300       10,625
NationsBank Corp.                                                 5.75%             3/15/2001            500          494
NationsBank Corp.                                                6.375%             2/15/2008          1,500        1,395
NationsBank Corp.                                                 6.50%             3/15/2006          5,600        5,329
NationsBank Corp.                                                 6.95%             3/20/2006          3,000        2,911
NationsBank Corp.                                                 7.00%             9/15/2001          1,800        1,801
NationsBank Corp.                                                 7.25%            10/15/2025          1,625        1,502
NationsBank Corp.                                                 7.50%             9/15/2006          1,000        1,002
NationsBank Corp.                                                 7.75%             8/15/2004          5,000        5,104

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
TOTAL BOND MARKET INDEX FUND                                     COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                8.125%             6/15/2002     $    3,000   $    3,066
Norwest Corp.                                                     5.75%              2/1/2003          4,000        3,856
Norwest Corp.                                                     6.65%            10/15/2023             40           35
Norwest Corp.                                                     6.80%             5/15/2002          5,000        4,982
Norwest Corp.                                                    7.125%              4/1/2000            500          501
Norwest Financial, Inc.                                           6.25%             11/1/2002          1,000          979
Norwest Financial, Inc.                                          7.875%             2/15/2002          1,000        1,017
PaineWebber Group, Inc.                                          6.375%             5/15/2004            850          808
PaineWebber Group, Inc.                                           6.50%             11/1/2005            500          467
PaineWebber Group, Inc.                                          7.875%             2/15/2003          2,250        2,264
Pitney Bowes Credit Corp.                                         9.25%             6/15/2008          2,000        2,237
Popular Inc.                                                      6.20%             4/30/2001         32,000       31,536
Popular Inc.                                                     7.375%             9/15/2001         32,400       32,333
Progressive Corp.                                                6.625%              3/1/2029          5,000        4,206
Realty Income Corp.                                               7.75%              5/6/2007          3,000        2,757
Reckson Operating Partnership LP                                  7.75%             3/15/2009         16,400       15,090
Republic New York Corp.                                           7.75%             5/15/2002          3,000        3,020
Republic New York Corp.                                           7.75%             5/15/2009          4,300        4,203
Republic New York Corp.                                           9.70%              2/1/2009          5,000        5,508
Salomon, Inc.                                                     6.65%             7/15/2001          7,050        7,011
Salomon, Inc.                                                     7.20%              2/1/2004          6,000        5,981
Salomon Smith Barney Holdings Inc.                               5.875%              2/1/2001         13,200       13,053
Salomon Smith Barney Holdings Inc.                                6.50%            10/15/2002          5,300        5,217
Salomon Smith Barney Holdings Inc.                               7.375%             5/15/2007          2,000        1,975
Security Capital Pacific Trust                                    8.05%              4/1/2017          4,300        3,877
Shurgard Storage Centers, Inc.                                    7.50%             4/25/2004          6,000        5,759
Simon DeBartolo Group, Inc.                                       6.75%             7/15/2004         10,000        9,368
Simon DeBartolo Group, Inc.                                       6.75%             6/15/2005            265          244
Spieker Properties Inc.                                           7.50%             10/1/2027            700          606
Summit Bancorp                                                   8.625%            12/10/2002          5,000        5,150
Summit Properties Inc.                                            6.80%             8/15/2002          3,500        3,367
Summit Properties Inc.                                            6.95%             8/15/2004         17,500       16,318
Summit Properties Inc.                                            7.20%             8/15/2007          4,450        4,027
SunTrust Banks, Inc.                                              6.00%             2/15/2026          5,000        4,626
SunTrust Banks, Inc.                                             7.375%              7/1/2002          5,000        5,031
SunTrust Banks, Inc.                                             7.375%              7/1/2006          3,500        3,509
Suntrust Capital                                                  7.90%             6/15/2027          2,085        1,943
Susa Partnership LP                                               7.00%             12/1/2007          1,050          928
Susa Partnership LP                                               7.50%             12/1/2027          5,025        4,110
Toyota Motor Credit Corp.                                         5.50%             9/17/2001         45,750       44,701
Toyota Motor Credit Corp.                                        5.625%            11/13/2003          3,750        3,563
Travelers/Aetna Property Casualty Corp.                           6.75%             4/15/2001         14,000       13,987
Travelers/Aetna Property Casualty Corp.                           7.75%             4/15/2026          1,000          970
U.S. Bancorp                                                     6.875%             12/1/2004         25,000       24,478
U.S. Bancorp                                                      8.27%            12/15/2026          3,250        3,091
U S WEST Capital Funding, Inc.                                   6.875%             8/15/2001         31,250       31,120
Wachovia Corp.                                                   5.625%            12/15/2008          4,650        4,082
Wachovia Corp.                                                    6.25%              8/4/2008          2,600        2,393
Wachovia Corp.                                                   6.375%             4/15/2003            110          108
Wachovia Corp.                                                   6.625%            11/15/2006            750          717
Wachovia Corp.                                                    6.80%              6/1/2005         10,000        9,755
Wells Fargo & Co.                                                6.125%             11/1/2003          5,000        4,824
Wells Fargo & Co.                                                 6.25%             4/15/2008            915          842
Wells Fargo & Co.                                                 6.50%              9/3/2002         40,200       39,724
Wells Fargo & Co.                                                6.875%              4/1/2006          6,400        6,219
Wells Fargo & Co.                                                 8.75%              5/1/2002          8,370        8,667
Wells Fargo Capital I                                             7.96%            12/15/2026          3,600        3,390
                                                                                                               -----------
                                                                                                                1,766,890
                                                                                                               -----------
INDUSTRIAL (9.0%)
American Airlines Inc.                                           6.855%             4/15/2009         13,400       13,163
American Airlines Inc.                                           7.024%            10/15/2009          6,400        6,300

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                                 COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                          7.20%             3/15/2029     $   16,000   $   14,470
Anheuser-Busch Cos., Inc.                                         6.75%            12/15/2027          1,600        1,431
Anheuser-Busch Cos., Inc.                                         7.10%             6/15/2007          5,050        4,952
Anheuser-Busch Cos., Inc.                                        7.125%              7/1/2017          3,850        3,606
Anheuser-Busch Cos., Inc.                                        7.375%              7/1/2023            800          748
Apache Corp.                                                     7.625%              7/1/2019          7,500        7,243
Applied Materials, Inc.                                           8.00%              9/1/2004          1,625        1,653
Archer-Daniels-Midland Co.                                        6.25%             5/15/2003          1,000          972
Archer-Daniels-Midland Co.                                       8.875%             4/15/2011          3,745        4,091
Auburn Hills                                                     12.00%              5/1/2020            770        1,113
Baker Hughes Inc.                                                 6.25%             1/15/2009          2,500        2,267
Baker Hughes Inc.                                                6.875%             1/15/2029         17,150       14,995
C.R. Bard, Inc.                                                   6.70%             12/1/2026         13,650       12,925
Bayer Corp.                                                       6.65%             2/15/2028          1,300        1,142
Black & Decker Corp.                                              7.50%              4/1/2003         27,800       27,871
The Boeing Co.                                                   6.625%             2/15/2038         11,000        9,323
The Boeing Co.                                                    8.75%             8/15/2021          1,800        1,978
Borg-Warner Automotive                                           7.125%             2/15/2029          3,000        2,573
Burlington Northern Santa Fe Corp.                               6.375%            12/15/2005          6,750        6,376
Burlington Northern Santa Fe Corp.                               6.875%             2/15/2016          2,900        2,645
Burlington Northern Santa Fe Corp.                                7.00%            12/15/2025          7,205        6,476
Burlington Northern Santa Fe Corp.                                7.25%              8/1/2097          4,450        3,866
Burlington Northern Santa Fe Corp.                                9.25%             10/1/2006            750          812
CSX Corp.                                                         7.05%              5/1/2002          7,000        6,953
CSX Corp.                                                         8.10%             9/15/2022          3,950        3,943
CSX Corp.                                                        8.625%             5/15/2022          3,875        4,077
CSX Corp.                                                         9.00%             8/15/2006            700          739
CVS Corp.                                                         5.50%             2/15/2004         16,750       15,655
Caterpillar, Inc.                                                7.375%              3/1/2097          8,900        7,990
Caterpillar, Inc.                                                 9.00%             4/15/2006          1,600        1,710
Chrysler Corp.                                                    7.45%              2/1/2097          4,375        4,062
Coastal Corp.                                                     6.50%             5/15/2006          1,250        1,179
Comcast Cablevision                                              8.125%              5/1/2004         11,350       11,626
Comcast Cablevision                                              8.875%              5/1/2017          3,300        3,609
Conoco Inc.                                                       6.95%             4/15/2029          5,500        4,955
Conrail Corp.                                                     9.75%             6/15/2020          1,680        1,913
Continental Airlines, Inc. (Equipment Trust Certificates)        6.648%             3/15/2019         10,675        9,580
Continental Airlines, Inc. Pass-Through Trust                    6.331%            12/29/2000          3,206        3,146
Continental Airlines, Inc. Pass-Through Trust                     6.41%              8/8/2004            826          782
Cyprus AMAX Minerals Co.                                         7.375%             5/15/2007          6,000        5,653
Daimler-Chrysler North America Holding Corp.                      6.84%            10/15/2002         20,000       19,907
Daimler-Chrysler North America Holding Corp.                      6.90%              9/1/2004         28,500       28,128
Daimler-Chrysler North America Holding Corp.                      7.20%              9/1/2009         14,000       13,746
Dayton Hudson Corp.                                               6.65%              8/1/2028          5,600        4,853
Dayton Hudson Corp.                                               6.75%              1/1/2028          1,000          879
Dayton Hudson Corp.                                               9.75%              7/1/2002          1,000        1,059
Deere & Co.                                                       8.50%              1/9/2022            985        1,042
Delta Air Lines Inc.                                              7.70%            12/15/2005          5,000        4,921
Delta Air Lines Inc.                                              7.90%            12/15/2009          1,400        1,369
Delta Air Lines Inc.                                              8.30%            12/15/2029          5,800        5,617
Delta Air Lines, Inc. (Equipment Trust Certificates)              8.54%              1/2/2007          3,574        3,612
Dillard's Inc.                                                    5.79%            11/15/2001         26,000       25,137
Dillard's Inc.                                                   6.625%            11/15/2008          7,000        6,236
Dillard's Inc.                                                    7.75%             5/15/2027          1,000          907
Dillard's Inc.                                                    7.85%             10/1/2012          2,700        2,546
The Walt Disney Co.                                               7.55%             7/15/2093          2,597        2,393
Dow Chemical Co.                                                 7.375%             11/1/2029          7,000        6,692
Dow Chemical Co.                                                  8.50%              6/8/2010          2,500        2,624
E.I. duPont de Nemours & Co.                                      6.75%            10/15/2004         15,700       15,480
E.I. duPont de Nemours & Co.                                     6.875%            10/15/2009          3,000        2,903
Eastman Chemical Co.                                             6.375%             1/15/2004         12,000       11,434
Eastman Chemical Co.                                              7.25%             1/15/2024          3,700        3,265

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
TOTAL BOND MARKET INDEX FUND                                     COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Eastman Chemical Co.                                              7.60%              2/1/2027     $    2,988   $    2,736
Federated Department Stores, Inc.                                6.125%              9/1/2001            500          491
Federated Department Stores, Inc.                                 7.00%             2/15/2028          1,060          939
Federated Department Stores, Inc.                                 7.45%             7/15/2017         11,125       10,579
Federated Department Stores, Inc.                                8.125%            10/15/2002          5,000        5,098
First Data Corp.                                                 6.375%            12/15/2007          1,000          931
First Data Corp.                                                 6.625%              4/1/2003          7,735        7,584
Ford Capital BV                                                   9.50%              6/1/2010            825          927
Ford Capital BV                                                   9.50%              7/1/2001          1,925        1,992
Ford Capital BV                                                  9.875%             5/15/2002          2,250        2,380
Ford Motor Co.                                                    9.98%             2/15/2047            835        1,040
Ford Motor Co.                                                    8.00%             6/15/2002          2,850        2,910
General Motors Corp.                                              7.00%             6/15/2003          2,500        2,487
General Motors Corp.                                             9.125%             7/15/2001          7,900        8,144
Georgia-Pacific Corp.                                             7.75%            11/15/2029          8,750        8,336
Harrahs Operating Co., Inc.                                       7.50%             1/15/2009         16,285       15,278
Hertz Corp.                                                       6.00%              2/1/2001         15,000       14,855
Illinois Central Railroad Co.                                     6.75%             5/15/2003          8,345        8,131
International Business Machines Corp.                            6.375%             6/15/2000            500          500
International Business Machines Corp.                             6.45%              8/1/2007          1,000          957
International Business Machines Corp.                             7.00%            10/30/2025            650          610
International Business Machines Corp.                            7.125%             12/1/2096         11,325       10,273
International Paper Co.                                          6.875%             11/1/2023          5,000        4,346
International Paper Co.                                          6.875%             4/15/2029          2,000        1,734
International Paper Co.                                          7.875%              8/1/2006          2,265        2,273
Kroger Co.                                                       7.625%             9/15/2006         15,250       15,041
Kroger Co.                                                       7.625%             9/15/2029          4,700        4,603
Kroger Co.                                                        7.65%             4/15/2007          7,550        7,456
Kroger Co.                                                        8.15%             7/15/2006          2,700        2,737
Lafarge Corp                                                     6.375%             7/15/2005          2,000        1,882
Lockheed Martin Corp.                                             6.85%             5/15/2001          8,500        8,420
Lockheed Martin Corp.                                             7.65%              5/1/2016          5,000        4,638
May Department Stores Co.                                         9.75%             2/15/2021          1,680        1,959
May Department Stores Co.                                        9.875%             12/1/2002          1,775        1,899
McDonald's Corp.                                                  6.75%             2/15/2003            945          934
Mobil Corp.                                                      7.625%             2/23/2033            920          859
Monsanto Co.                                                     5.625%             12/1/2001         25,500       24,757
Monsanto Co.                                                      6.00%             12/1/2005         17,390       15,970
Monsanto Co.                                                      6.85%             12/1/2028          4,000        3,382
News America Holdings Inc.                                        7.75%             1/20/2024          2,000        1,891
News America Holdings Inc.                                        8.00%            10/17/2016          9,250        9,045
News America Holdings Inc.                                        8.50%             2/15/2005          2,600        2,675
News America Holdings Inc.                                       8.875%             4/26/2023          7,905        8,391
News America Holdings Inc.                                        9.25%              2/1/2013          3,341        3,629
Norfolk Southern Corp.                                           6.875%              5/1/2001         23,475       23,393
Norfolk Southern Corp.                                            7.70%             5/15/2017          3,500        3,420
Norfolk Southern Corp.                                            7.80%             5/15/2027          4,375        4,276
Norfolk Southern Corp.                                            7.90%             5/15/2097          1,750        1,657
Northrop Grumman Corp.                                            7.00%              3/1/2006         15,700       14,753
Occidental Petroleum Corp.                                        8.50%             11/9/2001         14,750       15,035
J.C. Penney & Co., Inc.                                          6.125%            11/15/2003          2,000        1,847
J.C. Penney & Co., Inc.                                           9.05%              3/1/2001            625          631
Philip Morris Cos., Inc.                                          6.00%             7/15/2001            110          107
Philip Morris Cos., Inc.                                          7.00%             7/15/2005          7,150        6,727
Philip Morris Cos., Inc.                                          7.20%              2/1/2007          1,450        1,355
Philip Morris Cos., Inc.                                          8.25%            10/15/2003          1,900        1,907
Phillips Petroleum Co.                                            8.49%              1/1/2023          2,100        2,099
Phillips Petroleum Co.                                            9.00%              6/1/2001          3,900        4,000
Praxair, Inc.                                                     6.70%             4/15/2001         12,225       12,148
Praxair, Inc.                                                     6.75%              3/1/2003          1,000          978
Praxair, Inc.                                                     6.90%             11/1/2006         10,750       10,220

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                                 COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Raytheon Co.                                                      6.45%             8/15/2002     $   19,500   $   18,998
Raytheon Co.                                                      6.50%             7/15/2005          3,900        3,663
Raytheon Co.                                                      6.75%             8/15/2007          1,900        1,772
Raytheon Co.                                                      6.75%             3/15/2018          1,600        1,390
Raytheon Co.                                                      7.00%             11/1/2028         10,880        9,449
Rohm & Haas Co.                                                   6.95%             7/15/2004          7,200        7,101
Rohm & Haas Co.                                                   7.40%             7/15/2009          2,700        2,672
Rohm & Haas Co.                                                   7.85%             7/15/2029         11,900       11,921
Rohm & Haas Co.                                                   9.80%             4/15/2020          4,450        5,065
Safeway Inc.                                                     5.875%            11/15/2001         10,450       10,224
Safeway Inc.                                                      6.85%             9/15/2004         19,300       18,728
Safeway Inc.                                                      7.00%             9/15/2007          2,150        2,068
Sears, Roebuck & Co. Acceptance Corp.                            6.125%             1/15/2006          5,500        5,002
Sears, Roebuck & Co. Acceptance Corp.                             6.25%             1/15/2004          2,700        2,567
Sears, Roebuck & Co. Acceptance Corp.                             6.63%              7/9/2002          1,600        1,567
Sears, Roebuck & Co. Acceptance Corp.                             7.19%             6/18/2001            800          797
Sears, Roebuck & Co. Acceptance Corp.                            9.375%             11/1/2011          1,845        2,000
Sprint Capital Corp.                                              6.50%            11/15/2001         45,200       44,768
TCI Communications, Inc.                                          7.25%              8/1/2005          6,205        6,180
TCI Communications, Inc.                                         7.875%              8/1/2013         10,950       11,114
TCI Communications, Inc.                                          8.00%              8/1/2005            990        1,019
TCI Communications, Inc.                                          8.65%             9/15/2004          5,000        5,260
Tele-Communications, Inc.                                        6.375%              5/1/2003         43,475       42,464
Tele-Communications, Inc.                                        9.875%             6/15/2022            500          607
Texaco Capital Corp.                                              5.70%             12/1/2008          2,425        2,143
Texaco Capital Corp.                                              7.50%              3/1/2043            850          780
Texaco Capital Corp.                                              8.25%             10/1/2006          2,300        2,411
Texaco Capital Corp.                                             8.875%              9/1/2021            705          788
Texas Instruments Inc.                                           6.125%              2/1/2006          6,300        5,791
Time Warner Inc.                                                  7.57%              2/1/2024          1,500        1,428
Time Warner Inc.                                                  7.75%             6/15/2005          9,600        9,681
Time Warner Inc.                                                 9.125%             1/15/2013          1,000        1,095
Time Warner Entertainment                                        8.375%             3/15/2023          8,150        8,482
Time Warner Entertainment                                        9.625%              5/1/2002          3,900        4,099
Tosco Corp.                                                       7.80%              1/1/2027          1,650        1,549
Tyco International Group SA                                      6.875%              9/5/2002         33,600       32,992
Tyco International Group SA                                      6.875%             1/15/2029         17,000       14,479
Union Carbide Corp.                                               6.70%              4/1/2009          2,000        1,876
Union Carbide Corp.                                               6.75%              4/1/2003          3,500        3,430
Union Carbide Corp.                                               7.75%             10/1/2096          7,350        6,705
Union Carbide Corp.                                              7.875%              4/1/2023          4,755        4,636
Union Oil of California                                          6.375%              2/1/2004          2,000        1,919
Union Oil of California                                           7.20%             5/15/2005          5,700        5,560
Union Pacific Corp.                                              6.125%             1/15/2004          1,000          941
Union Pacific Corp.                                              6.625%              2/1/2029         12,250       10,342
Union Pacific Corp.                                               7.00%              2/1/2016          1,450        1,328
Union Pacific Corp.                                              8.625%             5/15/2022          3,040        3,136
United Technologies Corp.                                         6.70%              8/1/2028         10,992        9,712
United Technologies Corp.                                        8.875%            11/15/2019          4,000        4,454
Viacom Inc.                                                       7.75%              6/1/2005          5,200        5,234
Yosemite Security Trust I                                         8.25%            11/15/2004         32,000       31,548
                                                                                                               -----------
                                                                                                                1,138,500
                                                                                                               -----------
UTILITIES (4.1%)
AT&T Corp.                                                       7.125%             1/15/2002          1,100        1,105
AT&T Corp.                                                        8.35%             1/15/2025          2,350        2,320
Ameritech Capital Funding                                         7.50%              4/1/2005          4,950        4,961
Arizona Public Service Co.                                       5.875%             2/15/2004          6,500        6,156
Arizona Public Service Co.                                        7.25%              8/1/2023          2,150        1,929
Baltimore Gas & Electric Co.                                     8.375%             8/15/2001          5,570        5,685
Bell Atlantic Corp.                                               7.00%             6/15/2013          4,000        3,802
Bellsouth Capital Funding                                         6.04%            11/15/2026          1,350        1,329

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
TOTAL BOND MARKET INDEX FUND                                     COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
CMS Panhandle Holding Co.                                        6.125%             3/15/2004     $    4,300   $    4,081
CMS Panhandle Holding Co.                                         6.50%             7/15/2009          9,900        9,018
CMS Panhandle Holding Co.                                         7.00%             7/15/2029          5,825        5,113
Cincinnati Gas & Electric Co.                                     6.45%             2/15/2004          2,000        1,923
Coastal Corp.                                                     6.50%              6/1/2008          8,400        7,743
Coastal Corp.                                                     7.42%             2/15/2037          8,000        7,282
Coastal Corp.                                                     7.75%            10/15/2035          6,600        6,261
Coastal Corp.                                                    8.125%             9/15/2002          2,300        2,337
Coastal Corp.                                                    9.625%             5/15/2012          4,700        5,235
Commonwealth Edison                                              7.375%             9/15/2002          7,500        7,527
Consolidated Edison Co. of New York, Inc.                        6.375%              4/1/2003          5,000        4,895
Consolidated Edison Co. of New York, Inc.                        6.625%              2/1/2002          1,000          992
Edison International                                             6.875%             9/15/2004         33,300       32,681
El Paso Energy Corp.                                              6.75%             5/15/2009         13,500       12,582
Enron Corp.                                                       6.40%             7/15/2006          8,250        7,734
Enron Corp.                                                       6.45%            11/15/2001          1,000          987
Enron Corp.                                                      6.625%            11/15/2005          1,100        1,047
Enron Corp.                                                       6.75%              8/1/2009         10,445        9,738
Enron Corp.                                                      6.875%            10/15/2007          7,500        7,102
Enron Corp.                                                      7.125%             5/15/2007          6,100        5,884
Enron Corp.                                                      7.625%             9/10/2004          2,000        2,006
Enron Corp.                                                       9.65%             5/15/2001          4,150        4,285
FPL Group Capital Inc.                                           7.625%             9/15/2006          5,000        5,017
GTE Corp.                                                         6.36%             4/15/2006          1,045          990
GTE Corp.                                                         7.83%              5/1/2023          4,000        3,789
GTE Corp.                                                         8.75%             11/1/2021          3,935        4,339
GTE Corp.                                                         9.10%              6/1/2003            225          237
GTE Florida, Inc.                                                 6.31%            12/15/2002          5,000        4,888
GTE South Inc.                                                   6.125%             6/15/2007         11,000       10,169
HNG Internorth                                                   9.625%             3/15/2006          4,680        5,124
Illinois Power Co.                                                7.50%             7/15/2025          4,200        3,787
KN Energy, Inc.                                                   6.45%              3/1/2003          9,200        8,923
MCI Communications Corp.                                          6.50%             4/15/2010         11,175       10,409
MCI Communications Corp.                                          7.50%             8/20/2004          4,050        4,100
MCI Communications Corp.                                          7.75%             3/23/2025          4,900        4,619
MCI Worldcom Inc.                                                 6.25%             8/15/2003         12,000       11,670
Michigan Bell Telephone Co.                                       7.50%             2/15/2023          1,610        1,514
Midamerican Funding LLC                                           5.85%              3/1/2001         33,200       32,712
National Rural Utility Co.                                        5.00%             10/1/2002         11,700       11,109
National Rural Utility Co.                                        6.20%              2/1/2008         18,000       16,709
National Rural Utility Co.                                        6.75%              9/1/2001          4,350        4,336
New England Telephone & Telegraph Co.                            6.875%             10/1/2023          2,815        2,468
New England Telephone & Telegraph Co.                            7.875%            11/15/2029          6,150        6,206
New England Telephone & Telegraph Co.                            8.625%              8/1/2001          2,500        2,563
New England Telephone & Telegraph Co.                             9.00%              8/1/2031          3,750        3,914
New Jersey Bell Telephone Co.                                    6.625%              4/1/2008            190          179
New York Telephone Co.                                           6.125%             1/15/2010          1,250        1,127
New York Telephone Co.                                            7.25%             2/15/2024          5,000        4,459
Northern States Power Co.                                        7.125%              7/1/2025          5,000        4,647
Pacific Bell Telephone Co.                                        7.25%              7/1/2002            250          251
Pacific Gas & Electric Co.                                        6.25%              8/1/2003          5,000        4,859
Pacific Gas & Electric Co.                                        6.75%             10/1/2023            150          129
Pacific Gas & Electric Co.                                        8.25%             11/1/2022          4,000        3,863
Pacific Gas & Electric Co.                                       8.375%              5/1/2025          5,000        4,887
Pacific Gas & Electric Co.                                        8.75%              1/1/2001          2,000        2,036
Pennsylvania Power & Light Co.                                    6.50%              4/1/2005            135          129
Public Service Electric & Gas Co.                                 6.50%              5/1/2004            170          163
Southern California Edison Co.                                   5.625%             10/1/2002          4,000        3,862
Southern California Edison Co.                                   6.375%             1/15/2006          2,350        2,230
Southwestern Bell Telephone Co.                                   5.75%              9/1/2004          2,000        1,875
Southwestern Bell Telephone Co.                                   7.25%             7/15/2025         10,650        9,529

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                                 COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Southwestern Bell Telephone Co.                                  7.625%              3/1/2023     $    8,355   $    7,905
Sprint Capital Corp.                                             6.875%            11/15/2028         22,050       19,619
Texas Utilities Co.                                               7.17%              8/1/2007            650          630
Texas Utilities Co.                                              7.375%              8/1/2001          2,800        2,813
Texas Utilities Co.                                              7.875%              3/1/2023          2,075        1,975
Texas Utilities Co.                                               8.25%              4/1/2004          4,900        5,049
Texas Utilities Co.                                               8.75%             11/1/2023            180          184
Union Electric Power Co.                                          6.75%              5/1/2008             40           38
U S WEST Capital Funding, Inc.                                   6.125%             7/15/2002          3,000        2,925
U S WEST Communications Group                                    6.875%             9/15/2033            165          136
U S WEST Communications Group                                     7.20%             11/1/2004         20,600       20,475
U S WEST Communications Group                                     7.25%             9/15/2025         18,000       16,618
Virginia Electric & Power Co.                                    6.625%              4/1/2003          2,300        2,255
Virginia Electric & Power Co.                                     6.75%             10/1/2023         17,000       14,446
Worldcom Inc.                                                    6.125%             8/15/2001         42,360       41,848
Worldcom Inc.                                                     6.40%             8/15/2005            180          172
Worldcom Inc.                                                     6.95%             8/15/2028          1,500        1,365
                                                                                                               -----------
                                                                                                                  516,010
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $4,465,420)                                                                                            4,312,950
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(4.8%)
--------------------------------------------------------------------------------------------------------------------------
Abbey National PLC                                                7.95%            10/26/2029         25,300       25,255
Ahold Finance USA Inc.                                            6.25%              5/1/2009         10,000        9,100
Ahold Finance USA Inc.                                           6.875%              5/1/2029          2,300        2,022
Amoco Canada Petroleum Co.                                        6.75%             2/15/2005            145          142
Bayerische Landesbank                                            7.375%            12/14/2002            145          147
British Aerospace                                                 8.50%             6/10/2002          3,000        3,077
Canadian National Railway Co.                                     6.80%             7/15/2018         13,750       12,421
Canadian National Railway Co.                                     6.90%             7/15/2028          4,000        3,551
China Telecom                                                    7.875%             11/2/2004         48,200       47,876
The Development Bank of Singapore Ltd.                           7.875%             8/10/2009          9,375        9,331
Embotelladora Andina SA                                          7.875%             10/1/2097         10,200        7,763
Falconbridge Ltd.                                                 7.35%             11/1/2006          1,000          951
Grand Metropolitan Investment Corp.                              8.625%             8/15/2001          2,600        2,668
Grand Metropolitan Investment Corp.                               9.00%             8/15/2011          2,225        2,454
Hanson Overseas                                                  7.375%             1/15/2003          7,100        7,081
Inter-American Development Bank                                  7.125%             3/15/2023            975          897
Inter-American Development Bank                                   8.50%             3/15/2011          2,705        2,951
Israel Electric Corp.                                             7.75%              3/1/2009         18,500       17,860
KFW International Finance, Inc.                                   7.20%             3/15/2014          3,550        3,489
KFW International Finance, Inc.                                  7.625%             2/15/2004         11,650       11,903
KFW International Finance, Inc.                                  9.125%             5/15/2001          2,400        2,474
Korea Electric Power                                              7.00%              2/1/2007          8,000        7,354
Korea Electric Power                                              7.75%              4/1/2013         18,100       16,942
Korean Development Bank                                          7.125%             4/22/2004         43,000       41,893
National Australia Bank                                           6.60%            12/10/2007          2,000        1,849
National Westminster Bancorp Inc.                                9.375%            11/15/2003          3,950        4,218
Noranda Forest                                                    7.00%             7/15/2005          1,045          988
Noranda Inc.                                                      7.50%             7/15/2003          7,825        7,697
Northern Telecom Ltd.                                            6.875%              9/1/2023          4,565        4,092
Pemex Finance Ltd.                                               6.125%             2/15/2002         15,750       15,484
Pemex Finance Ltd.                                                9.14%              7/6/2003         18,400       18,627
Pemex Finance Ltd.                                                9.69%              4/1/2007         27,500       28,198
Petro-Canada                                                     7.875%             6/15/2026         10,000        9,615
Petro-Canada                                                      9.25%            10/15/2021            700          771
Petro Geo-Services                                                6.25%            11/19/2003          2,500        2,397
Petro Geo-Services                                               6.625%             3/30/2008          7,675        7,094
Petro Geo-Services                                               7.125%             3/30/2028          9,370        8,201
Petro Geo-Services                                                7.50%             3/31/2007         12,510       12,244
Petro-Geo Services                                                8.15%             7/15/2029          3,500        3,452

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
TOTAL BOND MARKET INDEX FUND                                     COUPON                  DATE          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Petroliam Nasional Bhd.                                          8.875%              8/1/2004     $   25,200  $    26,263
Pohang Iron & Steel Co. Ltd.                                     7.125%             7/15/2004          5,250        5,038
Province of British Columbia                                      7.00%             1/15/2003          2,550        2,551
Province of Manitoba                                             6.125%             1/19/2004          8,000        7,764
Province of Manitoba                                             6.875%             9/15/2002         13,369       13,349
Province of Manitoba                                              7.75%              2/1/2002          6,975        7,086
Province of Manitoba                                              8.75%             5/15/2001          6,200        6,351
Province of Manitoba                                              9.25%              4/1/2020          2,645        3,100
Province of Manitoba                                             9.625%             12/1/2018          3,500        4,215
Province of New Brunswick                                         6.75%             8/15/2013            210          196
Province of New Brunswick                                         8.75%              5/1/2022          5,100        5,675
Province of New Brunswick                                         9.75%             5/15/2020          8,500       10,291
Province of Newfoundland                                          7.32%            10/13/2023          8,050        7,556
Province of Newfoundland                                          9.00%              6/1/2019          1,400        1,567
Province of Ontario                                              7.375%             1/27/2003            915          924
Province of Ontario                                               7.75%              6/4/2002          1,175        1,195
Province of Quebec                                               7.125%              2/9/2024          1,000          930
Province of Saskatchewan                                         6.625%             7/15/2003         19,750       19,449
Province of Saskatchewan                                         7.125%             3/15/2008          1,200        1,185
Province of Saskatchewan                                         7.375%             7/15/2013          1,800        1,786
Province of Saskatchewan                                          8.00%             7/15/2004         15,950       16,480
Republic of Chile                                                6.875%             4/28/2009         15,700       14,559
Republic of Finland                                              7.875%             7/28/2004         10,300       10,663
Republic of Portugal                                              5.75%             10/8/2003         19,350       18,619
The State of Qatar                                                9.50%             5/21/2009         17,850       18,756
Swiss Bank Corp.                                                  7.00%            10/15/2015            750          690
Swiss Bank Corp.                                                 7.375%             7/15/2015          2,000        1,908
Swiss Bank Corp.-New York                                        7.375%             6/15/2017          1,600        1,522
TPSA Finance BV                                                   7.75%            12/10/2008          8,350        7,793
Telecomunicaciones de Puerto Rico                                 6.15%             5/15/2002          6,300        6,109
Telecomunicaciones de Puerto Rico                                 6.65%             5/15/2006         11,600       10,981
Telecomunicaciones de Puerto Rico                                 6.80%             5/15/2009          4,600        4,214
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $614,250)                                                                                                603,294
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.8%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                            3.25%              1/3/2000        196,071      196,071
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                              3.40%-3.47%              1/3/2000         31,286       31,286
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $227,357)                                                                                                227,357
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
   (COST $13,184,454)                                                                                          12,753,447
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              190,290
Liabilities--Note G                                                                                              (262,101)
                                                                                                              ------------
                                                                                                                  (71,811)

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                             $12,681,636
==========================================================================================================================


*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    AMOUNT
                                                                                                                     (000)
--------------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                              $13,176,434
 Undistributed Net Investment Income                                                                                   --
 Accumulated Net Realized Losses--Note E                                                                          (63,791)
 Unrealized Depreciation--Note F                                                                                 (431,007)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                   $12,681,636
==========================================================================================================================
 Investor Shares--Net Assets applicable to 990,977,730 outstanding
   $.001 par value shares of beneficial interest                                                               $9,477,237
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                         $9.56
==========================================================================================================================

 Institutional Shares--Net Assets applicable to 335,064,741 outstanding
   $.001 par value shares of beneficial interest                                                               $3,204,399
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                    $9.56
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM BOND INDEX FUND                                  COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (57.2%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (42.9%)
U.S. Treasury Bond                                          10.75%             5/15/2003             $ 6,200     $  6,994
U.S. Treasury Bond                                         11.125%             8/15/2003              25,500       29,240
U.S. Treasury Bond                                         11.625%            11/15/2002              33,825       38,401
U.S. Treasury Bond                                         11.875%            11/15/2003              44,650       52,710
U.S. Treasury Bond                                         12.375%             5/15/2004               8,850       10,784
U.S. Treasury Note                                          4.625%            11/30/2000               4,031        3,980
U.S. Treasury Note                                           5.25%             5/31/2001               1,400        1,383
U.S. Treasury Note                                          5.625%            11/30/2000               5,400        5,378
U.S. Treasury Note                                          5.625%             2/28/2001                  95           94
U.S. Treasury Note                                          5.875%            10/31/2001               9,400        9,342
U.S. Treasury Note                                           6.25%             2/28/2002                 925          925
U.S. Treasury Note                                           6.25%             2/15/2003              16,425       16,377
U.S. Treasury Note                                          6.375%             3/31/2001               8,725        8,743
U.S. Treasury Note                                          6.625%             4/30/2002               6,210        6,257
U.S. Treasury Note                                           7.50%            11/15/2001              55,925       57,132
U.S. Treasury Note                                           7.50%             5/15/2002              80,875       83,021
U.S. Treasury Note                                           7.75%             2/15/2001              56,550       57,512
U.S. Treasury Note                                          7.875%             8/15/2001              23,150       23,719
U.S. Treasury Note                                           8.00%             5/15/2001              47,725       48,829
U.S. Treasury Note                                           8.50%            11/15/2000               5,225        5,332
U.S. Treasury Note                                          13.75%             8/15/2004              23,175       29,737
                                                                                                                ---------
                                                                                                                  495,890
                                                                                                                ---------
AGENCY BONDS & NOTES (14.3%)
Federal Farm Credit Bank                                     4.80%             11/6/2003              10,000        9,321
Federal Home Loan Bank                                      4.875%             1/22/2002               1,500        1,452
Federal Home Loan Bank                                      5.575%              9/2/2003               4,300        4,126
Federal Home Loan Bank                                       5.60%              9/2/2003              10,000        9,604
Federal Home Loan Bank                                      5.605%              3/3/2003               1,150        1,109
Federal Home Loan Bank                                       5.63%              9/2/2003              10,000        9,613
Federal Home Loan Bank                                       5.66%             1/13/2003              10,000        9,683
Federal Home Loan Bank                                      5.675%             8/18/2003               3,000        2,889
Federal Home Loan Bank                                       5.86%             4/28/2003               1,900        1,845
Federal Home Loan Bank                                       6.25%             8/13/2004              22,500       21,947
Federal Home Loan Bank                                       7.31%             6/16/2004               1,250        1,270
Federal Home Loan Mortgage Corp.                             4.75%            12/14/2001 (1)             265          257
Federal Home Loan Mortgage Corp.                             5.00%             1/15/2004              26,000       24,314
Federal Home Loan Mortgage Corp.                             5.75%             6/15/2001                 860          852
Federal Home Loan Mortgage Corp.                             5.89%             7/17/2003               7,000        6,753
Federal Home Loan Mortgage Corp.                             6.52%              1/2/2002                  75           75
Federal National Mortgage Assn.                             5.125%             2/13/2004 (1)             489          459
Federal National Mortgage Assn.                             5.625%             5/14/2004 (1)             580          553
Federal National Mortgage Assn.                              5.75%             4/15/2003               3,060        2,971
Federal National Mortgage Assn.                              5.90%              7/9/2003              13,800       13,320
Federal National Mortgage Assn.                              5.91%             8/25/2003               2,600        2,509
Federal National Mortgage Assn.                              5.96%             4/23/2003               1,200        1,163
Federal National Mortgage Assn.                              5.97%              7/3/2003               4,000        3,867
Federal National Mortgage Assn.                              7.10%            10/18/2004              35,000       34,650
                                                                                                                ---------
                                                                                                                  164,602
                                                                                                                 --------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $674,580)                                                                                                660,492
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (34.9%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.7%)
ARG Funding Corp.                                            5.88%             5/20/2003 (1)           2,700       2,637
AT&T Universal Card Master Trust                             5.95%            10/17/2002 (1)           2,250       2,242
Advanta Credit Card Master Trust                             6.05%              8/1/2003 (1)           2,500       2,491
Advanta Mortgage Loan Trust                                  6.21%            11/25/2016 (1)           2,400       2,350
American Express Credit Card Master Trust                    6.40%             4/15/2005 (1)           1,030       1,017
American Express Credit Card Master Trust                    6.80%            12/15/2003 (1)           4,205       4,209

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.16%            12/14/2000 (1)         $ 1,250     $  1,246
CIT RV Trust                                                 5.78%             7/15/2008 (1)           1,350        1,337
CIT RV Trust                                                 5.96%             4/15/2011 (1)           1,200        1,180
Citibank Credit Card Master Trust                            5.30%              1/9/2006 (1)             400          376
Citibank Credit Card Master Trust                            5.50%             2/15/2006 (1)           1,000          939
Discover Card Master Trust                                   5.30%             8/15/2004 (1)             260          251
Discover Card Master Trust                                   5.65%            11/15/2004 (1)           3,200        3,106
Discover Card Master Trust                                   5.90%            10/15/2004 (1)             600          592
First Bank Corp. Card Master Trust                           6.40%             2/15/2002 (1)           1,000          990
First USA Credit Card Master Trust                           5.28%             9/18/2006 (1)             245          230
Ford Credit Auto Owner Trust                                 5.90%             6/15/2002 (1)           6,000        5,942
MBNA Master Credit Card Trust                                5.80%            12/15/2005 (1)             300          288
MMCA Automobile Trust                                        5.50%             7/15/2005 (1)           6,000        5,945
MMCA Automobile Trust                                        6.80%             8/15/2003 (1)           2,700        2,692
PECO Energy Transition Trust                                 5.63%              3/1/2005 (1)           4,400        4,262
PECO Energy Transition Trust                                 5.80%              3/1/2007 (1)             220          208
Premier Auto Trust                                           5.69%              6/8/2002 (1)           3,500        3,474
Providian Master Trust                                       6.60%             4/15/2007 (1)           7,000        6,933
Sears Credit Account Master Trust                            5.80%             8/15/2005 (1)           3,000        2,974
Sears Credit Account Master Trust                            6.35%             2/15/2007 (1)           2,500        2,465
Sears Credit Account Master Trust                            8.10%             6/15/2004 (1)           1,354        1,367
Toyota Auto Lease Trust                                      5.35%             7/25/2002 (1)           4,075        4,034
Toyota Auto Lease Trust                                      6.35%             4/26/2004 (1)             550          548
                                                                                                                ---------
                                                                                                                   66,325
                                                                                                                ---------
FINANCE (15.7%)
American General Finance Corp.                               7.45%              7/1/2002                 425          428
Aristar Inc.                                                 6.30%             10/1/2002               1,000          975
Associates Corp.                                             6.50%             7/15/2002               2,000        1,977
Associates Corp.                                             6.50%             8/15/2002               1,150        1,135
Associates Corp.                                             6.50%            10/15/2002               1,250        1,233
Associates Corp.                                             7.50%             4/15/2002               1,400        1,414
Banc One Corp.                                               6.25%             10/1/2001               2,000        1,976
Bank of America Corp.                                       6.625%             6/15/2004                 275          269
Bank of America Corp.                                       7.625%             6/15/2004                 870          882
Bank of America Corp.                                        7.75%             7/15/2002                 250          254
Bank of America Corp.                                       7.875%             12/1/2002               1,500        1,531
Bank of America Corp                                        8.125%              2/1/2002               3,900        3,979
Bank of America Corp.                                       8.375%             3/15/2002               2,500        2,566
Bank of America Corp.                                       9.625%             2/13/2001                 400          412
Bank of America Corp.                                       10.00%              2/1/2003                 700          754
Bear, Stearns & Co., Inc.                                    6.20%             3/30/2003               3,455        3,332
Bradley Operating LP                                         7.00%            11/15/2004               2,000        1,868
CIT Group Holdings, Inc.                                    7.125%            10/15/2004               5,000        4,948
CIT Group Holdings, Inc.                                     6.50%             6/14/2002                 165          163
Cabot Industrial Properties LP                              7.125%              5/1/2004                 430          414
Case Credit Corp.                                            6.15%              3/1/2002               4,500        4,460
The Chase Manhattan Corp.                                   7.625%             1/15/2003               2,000        2,028
The Chase Manhattan Corp.                                    8.50%             2/15/2002               3,000        3,086
The Chase Manhattan Corp.                                   8.625%              5/1/2002               1,000        1,034
Chemical Banking Corp.                                       7.25%             9/15/2002               1,500        1,507
Citicorp                                                    7.125%             3/15/2004               3,000        2,992
Citigroup Inc.                                               5.80%             3/15/2004                 340          323
Comdisco Inc.                                                7.25%             9/20/2001               2,250        2,233
Commercial Credit Corp.                                     7.875%             7/15/2004               2,000        2,039
Countrywide Funding                                          8.25%             7/15/2002               1,250        1,279
Countrywide Home Loan                                        7.45%             9/16/2003               4,500        4,508
Dean Witter, Discover & Co.                                 6.875%              3/1/2003                 400          396
Donaldson Lufkin & Jenrette, Inc.                            6.00%             12/1/2001               5,000        4,890
Equity Residential Properties                                6.55%            11/15/2001               1,350        1,327
Finova Capital Corp.                                        5.875%            10/15/2001               1,750        1,711
Finova Capital Corp.                                         7.25%             11/8/2004               5,000        4,939

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM BOND INDEX FUND                                  COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
First Chicago Corp.                                         7.625%             1/15/2003             $   600     $    605
First Chicago Corp.                                          8.25%             6/15/2002               1,345        1,378
First Chicago Corp.                                         9.875%             8/15/2000                 150          153
First Chicago Corp.                                         10.25%              5/1/2001                 250          260
First Interstate Bancorp                                   10.875%             4/15/2001                 250          262
First Union Corp.                                            8.00%            11/15/2002               2,000        2,034
First Union Corp.                                           8.125%             6/24/2002               1,600        1,630
Fleet/Norstar Group                                         8.125%              7/1/2004                 900          920
Fleet Credit Card                                            6.82%              4/9/2001               2,700        2,697
Ford Motor Credit Co.                                       5.125%            10/15/2001               3,400        3,304
Ford Motor Credit Co.                                       6.625%             6/30/2003               1,500        1,473
Ford Motor Credit Co.                                        7.00%             9/25/2001                 600          601
Ford Motor Credit Co.                                        7.50%             1/15/2003               1,525        1,537
Ford Motor Credit Co.                                        8.20%             2/15/2002               1,900        1,943
General Electric Capital Corp.                               6.35%             9/15/2001                 300          297
General Motors Acceptance Corp.                              5.50%            12/15/2001                 750          730
General Motors Acceptance Corp.                              5.50%             1/14/2002               6,240        6,060
General Motors Acceptance Corp.                             5.875%             1/22/2003                 400          385
General Motors Acceptance Corp.                              6.75%            12/10/2002               5,000        4,943
General Motors Acceptance Corp.                             7.125%              5/1/2001               2,400        2,405
HRPT Properties Trust                                        6.75%            12/18/2002               1,250        1,172
Household Finance Corp.                                     7.625%             1/15/2003               3,000        3,024
Lehman Brothers Holdings Inc.                                7.25%             4/15/2003               4,000        3,953
Lehman Brothers Holdings Inc.                                6.00%             2/26/2001                 130          128
Lehman Brothers Holdings Inc.                                6.90%             1/29/2001               2,000        1,993
Mack-Cali Realty                                             7.00%             3/15/2004               2,000        1,920
Mellon Bank                                                  6.75%              6/1/2003                 225          222
Merrill Lynch & Co., Inc.                                    5.71%             1/15/2002               1,400        1,366
Merrill Lynch & Co., Inc.                                    5.87%            11/15/2001               1,600        1,570
Merrill Lynch & Co., Inc.                                    5.88%             1/15/2004               2,500        2,381
Merrill Lynch & Co., Inc.                                    6.00%             1/15/2001               2,000        1,984
Merrill Lynch & Co., Inc.                                    6.07%            10/15/2001               2,300        2,266
Merrill Lynch & Co., Inc.                                    6.50%              4/1/2001               1,500        1,493
Merrill Lynch & Co., Inc.                                    6.55%              8/1/2004                 100           97
Merrill Lynch & Co., Inc.                                    8.00%              2/1/2002                 400          407
Morgan Stanley, Dean Witter & Co.                           5.625%             1/20/2004               1,265        1,194
Morgan Stanley, Dean Witter & Co.                           7.125%             1/15/2003               7,800        7,771
NationsBank Corp.                                            7.00%             9/15/2001               1,500        1,501
NationsBank Corp.                                            7.75%             8/15/2004                 500          510
NationsBank Corp.                                           8.125%             6/15/2002               1,000        1,022
Norwest Financial, Inc.                                      7.00%             1/15/2003                 110          110
Norwest Financial, Inc.                                     7.875%             2/15/2002               2,000        2,034
PaineWebber Group, Inc.                                     6.375%             5/15/2004               2,500        2,376
PaineWebber Group, Inc.                                     7.875%             2/15/2003                 250          252
Popular Inc.                                                 6.20%             4/30/2001               2,500        2,464
Popular Inc.                                                7.375%             9/15/2001               3,425        3,418
Republic New York Corp.                                      7.75%             5/15/2002                 700          705
Salomon Smith Barney Holdings Inc.                          5.875%              2/1/2001                 700          692
Salomon Smith Barney Holdings Inc.                          6.125%             1/15/2003                 125          121
Salomon Smith Barney Holdings Inc.                           6.50%            10/15/2002               5,000        4,921
Simon DeBartolo Group, Inc.                                  6.75%             7/15/2004               4,000        3,747
Summit Properties Inc.                                       6.80%             8/15/2002               1,500        1,443
Toyota Motor Credit Corp.                                    5.50%             9/17/2001               2,500        2,443
Travelers/Aetna Property Casualty Corp.                      6.75%             4/15/2001               4,000        3,996
U S WEST Capital Funding, Inc.                              6.875%             8/15/2001               5,000        4,979
Wells Fargo & Co.                                            6.50%              9/3/2002               5,200        5,138
Wells Fargo & Co.                                           6.875%             5/10/2001               2,750        2,752
Wells Fargo & Co.                                            8.75%              5/1/2002               1,000        1,035
                                                                                                                ---------
                                                                                                                  181,479
                                                                                                                ---------
INDUSTRIAL (8.7%)
Applied Materials, Inc.                                      8.00%              9/1/2004                 150          153
Archer-Daniels-Midland Co.                                   6.25%             5/15/2003                 250          243

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Black & Decker Corp.                                         7.50%              4/1/2003             $ 3,200     $  3,208
CSX Corp.                                                    7.05%              5/1/2002               2,000        1,987
CVS Corp.                                                    5.50%             2/15/2004               4,000        3,739
Conoco Inc.                                                  5.90%             4/15/2004               3,500        3,333
Continental Airlines, Inc. Pass-Through Trust               6.331%             4/15/2003 (1)           1,338        1,312
Continental Airlines. Inc. Pass-Through Trust                6.41%             4/15/2007 (1)           1,652        1,564
Cyprus Minerals Co.                                        10.125%              4/1/2002               1,500        1,566
Daimler-Chrysler North America Holding Corp.                 6.90%              9/1/2004               5,000        4,935
Delta Air Lines Inc.                                         7.70%            12/15/2005               5,000        4,921
Dillard's Inc.                                               5.79%            11/15/2001               2,000        1,934
The Walt Disney Co.                                         6.375%             3/30/2001               1,000          995
E.I. duPont de Nemours & Co.                                 6.75%            10/15/2004               1,900        1,873
Federated Department Stores, Inc.                            8.50%             6/15/2003               2,000        2,063
First Data Corp.                                            6.625%              4/1/2003               4,200        4,118
Ford Capital BV                                              9.50%              7/1/2001                 675          698
Ford Capital BV                                             9.875%             5/15/2002               1,520        1,608
General Motors Corp.                                        9.125%             7/15/2001               1,000        1,031
Illinois Central Railroad Co.                                6.75%             5/15/2003               3,000        2,923
Lockheed Martin Corp.                                        6.50%             4/15/2003               1,000          958
Lucent Technologies, Inc.                                    6.90%             7/15/2001               1,000        1,001
McDonald's Corp.                                             6.75%             2/15/2003                 450          445
Mobil Corp.                                                 8.375%             2/12/2001               2,238        2,276
Monsanto Co.                                                5.625%             12/1/2001               5,500        5,340
Norfolk Southern Corp.                                      6.875%              5/1/2001               3,150        3,139
Occidental Petroleum Corp.                                   8.50%             11/9/2001               1,500        1,529
J.C. Penney & Co., Inc.                                      9.05%              3/1/2001                 375          379
Phillips Petroleum Co.                                       9.00%              6/1/2001               1,500        1,538
Praxair, Inc.                                                6.70%             4/15/2001               4,000        3,975
Praxair, Inc.                                                6.75%              3/1/2003               1,250        1,222
Raytheon Co.                                                 5.70%             11/1/2003               4,375        4,098
Raytheon Co.                                                 5.95%             3/15/2001               2,500        2,459
Raytheon Co.                                                 6.45%             8/15/2002                 300          292
Rohm & Haas Co.                                              6.95%             7/15/2004               4,000        3,945
Safeway Inc.                                                5.875%            11/15/2001                 750          734
Safeway Inc.                                                 6.85%             9/15/2004               3,500        3,396
Sprint Capital Corp.                                         6.50%            11/15/2001               6,500        6,438
Tele-Communications, Inc.                                   6.375%              5/1/2003               2,300        2,246
Tele-Communications, Inc.                                    8.25%             1/15/2003                 400          413
Time Warner Entertainment                                   9.625%              5/1/2002               2,054        2,159
Tyco International Group SA                                 6.125%             6/15/2001                 400          393
Tyco International Group SA                                 6.875%              9/5/2002               2,900        2,848
Union Carbide Corp.                                          6.75%              4/1/2003               2,000        1,960
Yosemite Security Trust I                                    8.25%            11/15/2004               3,225        3,179
                                                                                                                ---------
                                                                                                                  100,566
                                                                                                                ---------
UTILITIES (4.8%)
Arizona Public Service Co.                                  5.875%             2/15/2004                 500          474
Baltimore Gas & Electric Co.                                 7.25%              7/1/2002                 200          201
CMS Panhandle Holding Co.                                   6.125%             3/15/2004               2,800        2,658
Coastal Corp.                                               8.125%             9/15/2002               1,700        1,728
Commonwealth Edison                                         7.375%             9/15/2002               1,450        1,455
Commonwealth Edison                                         7.375%             9/15/2002               1,500        1,505
Consolidated Edison Co. of New York, Inc.                   6.625%              2/1/2002                 500          496
Edison International                                        6.875%             9/15/2004               2,900        2,846
El Paso Natural Gas                                          6.75%            11/15/2003               2,525        2,466
Enron Corp.                                                 7.625%             9/10/2004               1,000        1,003
Enron Corp.                                                 9.125%              4/1/2003               2,000        2,091
Florida Power & Light Co.                                   6.625%              2/1/2003                 210          208
KN Energy Inc.                                               6.45%            11/30/2001               1,000          985
MCI Communications Corp.                                     7.50%             8/20/2004               1,625        1,645
MCI Worldcom Inc.                                            6.25%             8/15/2003               3,000        2,917
Midamerican Funding LLC                                      5.85%              3/1/2001               1,900        1,872
National Rural Utility Co.                                   5.00%             10/1/2002                 800          760

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM BOND INDEX FUND                                  COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
National Rural Utility Co.                                   6.75%              9/1/2001             $ 2,500    $   2,492
New England Telephone & Telegraph Co.                       8.625%              8/1/2001               3,000        3,075
Pacific Bell Telephone Co.                                   7.00%             7/15/2004               3,175        3,138
Pacific Bell Telephone Co.                                   7.25%              7/1/2002                 450          453
Pacific Gas & Electric Co.                                   6.25%              8/1/2003               1,000          972
Pacific Gas & Electric Co.                                  7.875%              3/1/2002               3,000        3,042
Texas Utilities Co.                                         7.375%              8/1/2001                 450          452
Texas Utilities Co.                                         8.125%              2/1/2002                 600          611
Union Electric Power Co.                                     7.65%             7/15/2003               3,000        3,042
US WEST Capital Funding, Inc.                               6.125%             7/15/2002               4,000        3,900
U S WEST Communications Inc.                                 7.20%             11/1/2004               1,000          994
Virginia Electric & Power Co.                               6.625%              4/1/2003               3,000        2,941
Worldcom Inc.                                               6.125%             8/15/2001               4,375        4,322
Worldcom Inc.                                                7.55%              4/1/2004                 650          659
                                                                                                                ---------
                                                                                                                   55,403
                                                                                                                 --------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $411,308)                                                                                                403,773
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(5.3%)
--------------------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia                                         6.875%              5/1/2003                 750          734
China Telecom                                               7.875%             11/2/2004               4,900        4,867
Grand Metropolitan Investment Corp.                         8.625%             8/15/2001               1,000        1,026
Hanson Overseas                                             7.375%             1/15/2003               1,250        1,247
KFW International Finance, Inc.                             9.125%             5/15/2001                 400          412
Korea Electric Power                                        6.375%             12/1/2003                 310          293
Korea Electric Power                                         7.00%              2/1/2007               1,650        1,517
Korean Development Bank                                     7.125%             4/22/2004               3,900        3,800
National Westminster Bancorp Inc.                            9.45%              5/1/2001                 250          258
Noranda, Inc.                                               8.125%             6/15/2004               1,000        1,001
Noranda, Inc.                                               8.625%             7/15/2002                 500          507
Pemex Finance Ltd.                                           9.14%              7/6/2003               5,000        5,062
Pemex Finance Ltd.                                          6.125%             2/15/2002               1,150        1,131
Petro Geo-Services                                           6.25%            11/19/2003               3,000        2,877
Petroliam Nasional Bhd.                                     8.875%              8/1/2004               2,000        2,084
Pohang Iron & Steel Co. Ltd.                                7.125%             7/15/2004               1,000          960
Province of Manitoba                                        6.875%             9/15/2002               3,500        3,495
Province of Manitoba                                         7.75%              2/1/2002               1,500        1,524
Province of Manitoba                                         8.75%             5/15/2001               1,000        1,024
Province of Ontario                                         7.625%             6/22/2004               5,000        5,088
Province of Ontario                                          7.75%              6/4/2002                 550          560
Province of Ontario                                          8.00%            10/17/2001               5,360        5,455
Province of Saskatchewan                                    6.625%             7/15/2003               4,500        4,431
Province of Saskatchewan                                     8.00%             7/15/2004               3,900        4,030
Republic of Finland                                         7.875%             7/28/2004               3,500        3,623
Seagram Co. Ltd.                                             6.50%              4/1/2003               1,400        1,356
Telecomunicaciones de Puerto Rico                            6.15%             5/15/2002               3,200        3,103
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $62,399)                                                                                                  61,465
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.8%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                       3.25%              1/3/2000              26,529       26,529
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                               3.40%              1/3/2000              16,798       16,798
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $43,327)                                                                                                  43,327
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
   (COST $1,191,614)                                                                                            1,169,057
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $    7,231
Liabilities--Note G                                                                                               (20,722)
                                                                                                               ----------
                                                                                                                  (13,491)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
==========================================================================================================================
Applicable to 118,730,649 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,155,566
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.73
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,179,567     $   9.93
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note E                                                               (1,444)        (.01)
Unrealized Depreciation--Note F                                                                      (22,557)        (.19)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,155,566     $   9.73
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                           COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (53.3%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (39.1%)
U.S. Treasury Bond                                          10.00%             5/15/2010            $ 12,765     $ 14,624
U.S. Treasury Bond                                         10.375%            11/15/2012             119,480      145,150
U.S. Treasury Bond                                          10.75%             8/15/2005              22,490       26,814
U.S. Treasury Bond                                          12.75%            11/15/2010              44,450       57,281
U.S. Treasury Note                                          6.125%             8/15/2007              48,025       46,802
U.S. Treasury Note                                           6.50%             8/15/2005              52,550       52,530
U.S. Treasury Note                                           6.50%            10/15/2006              25,950       25,849
U.S. Treasury Note                                           7.00%             7/15/2006             183,300      187,584
U.S. Treasury Note                                          7.875%            11/15/2004               9,675       10,226
                                                                                                                ---------
                                                                                                                  566,860
                                                                                                                ---------
AGENCY BONDS & NOTES (14.2%)

Federal Home Loan Bank                                       5.79%             4/27/2009              10,000        9,111
Federal Home Loan Bank                                       5.80%              9/2/2008              16,700       15,332
Federal Home Loan Bank                                      5.865%              9/2/2008              10,000        9,162
Federal Home Loan Bank                                       5.88%            11/25/2008               5,000        4,512
Federal Home Loan Bank                                      5.925%              4/9/2008               4,000        3,691
Federal Home Loan Bank                                       6.50%             8/15/2007              27,800       26,995
Federal Home Loan Mortgage Corp.                             5.75%             3/15/2009              32,000       29,145
Federal Home Loan Mortgage Corp.                             6.13%             2/12/2009               7,000        6,387
Federal Home Loan Mortgage Corp.                             6.45%             4/29/2009              25,000       23,315
Federal National Mortgage Assn.                              5.64%            12/10/2008              10,380        9,219
Federal National Mortgage Assn.                              6.09%             2/20/2009              10,000        9,100
Federal National Mortgage Assn.                              6.18%             2/19/2009               3,000        2,745
Federal National Mortgage Assn.                              6.19%              7/7/2008               4,325        3,991
Federal National Mortgage Assn.                              6.40%             5/14/2009              20,000       18,684
Federal National Mortgage Assn.                              6.52%              3/5/2008              19,075       17,956
Tennessee Valley Auth.                                      5.375%            11/13/2008              18,503       16,234
                                                                                                                ---------
                                                                                                                  205,579
                                                                                                                 --------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $803,889)                                                                                                772,439
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (38.0%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.8%)
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.38%             9/25/2008 (1)           5,500        5,325
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.42%             9/25/2008 (1)           2,400        2,329
Citibank Credit Card Master Trust                           5.875%             3/10/2011 (1)           7,500        6,753
Citicorp Lease Pass-Through Trust                            7.22%             6/15/2005 (1)             750          745
Citicorp Lease Pass-Through Trust                            8.04%            12/15/2019 (1)           2,100        2,096
PECO Energy Transition Trust                                 6.05%              7/5/2006 (1)           9,000        8,493
                                                                                                                ---------
                                                                                                                   25,741
                                                                                                                ---------
FINANCE (14.4%)
ABN-AMRO Bank                                               7.125%             6/18/2007               5,000        4,871
Allstate Corp.                                               7.20%             12/1/2009               8,000        7,765
Associates Corp.                                             7.75%             2/15/2005               4,300        4,360
Bank of America Corp.                                        6.20%             2/15/2006               1,600        1,499
Bank of America Corp.                                       7.125%              5/1/2006               1,750        1,712
Bank of America Corp.                                       9.375%             9/15/2009               8,447        9,464
Bank of New York                                             7.30%             12/1/2009               8,000        7,838
Bear Stearns & Co., Inc.                                     6.75%            12/15/2007               3,000        2,810
Bear Stearns & Co., Inc.                                    7.625%             12/7/2009               6,000        5,886
CNA Financial Corp.                                          6.50%             4/15/2005               2,000        1,863
The Chase Manhattan Corp.                                    6.00%             11/1/2005               3,800        3,554
The Chase Manhattan Corp.                                   6.375%              4/1/2008               8,500        7,892
The Chase Manhattan Corp.                                    6.50%              8/1/2005               1,200        1,151
The Chase Manhattan Corp.                                   7.125%              2/1/2007               1,650        1,612
Chemical Bank Corp.                                         6.125%             11/1/2008                 500          455
Citicorp                                                    7.625%              5/1/2005               7,500        7,577
Conseco Inc.                                                 9.00%            10/15/2006               5,000        5,134

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
CoreStates Capital Corp.                                    6.625%             3/15/2005            $  2,400     $  2,308
Countrywide Home Loan                                       6.935%             7/16/2007               1,490        1,420
ERAC USA Finance Co.                                         7.95%            12/15/2009               4,000        3,961
Equitable Cos. Inc.                                          6.50%              4/1/2008               2,000        1,862
First Chicago Corp.                                         6.375%             1/30/2009               5,000        4,553
Fleet Financial Group, Inc.                                 7.125%             4/15/2006               1,300        1,261
FleetBoston Financial Corp.                                 7.375%             12/1/2009               6,000        5,873
Ford Motor Credit Co.                                        5.80%             1/12/2009              10,000        8,861
Ford Motor Credit Co.                                       7.375%            10/28/2009               6,000        5,921
Ford Motor Credit Co.                                        7.75%             3/15/2005                 115          117
General Electric Capital Corp.                               8.85%              3/1/2007               5,000        5,392
General Motors Acceptance Corp.                             6.125%             1/22/2008               5,000        4,572
Household Finance Corp.                                      6.40%             6/17/2008               3,785        3,489
Household Finance Corp.                                      7.65%             5/15/2007               1,000        1,000
Lehman Brothers Holdings Inc.                               6.625%              2/5/2006               1,325        1,251
Lehman Brothers Holdings Inc.                               6.625%             2/15/2008               4,550        4,183
Lehman Brothers Holdings Inc.                               7.375%             1/15/2007               5,000        4,849
Lehman Brothers Holdings Inc.                               7.625%              6/1/2006               1,100        1,079
Lehman Brothers Holdings Inc.                                7.50%              9/1/2006               2,500        2,440
Liberty Financial Co.                                        6.75%            11/15/2008               3,000        2,739
Mack-Cali Realty                                             7.25%             3/15/2009               2,000        1,843
Mellon Bank NA                                               6.50%              8/1/2005               3,000        2,881
Merrill Lynch & Co.                                          6.00%             2/17/2009              10,000        8,939
Morgan Stanley, Dean Witter Discover & Co.                  6.875%              3/1/2007               3,000        2,890
NAC Re Corp.                                                 7.15%            11/15/2005               2,500        2,415
National Rural Utilities                                     6.42%              5/1/2008               3,000        2,821
NationsBank Corp.                                            6.50%             3/15/2006               5,900        5,615
Prudential Insurance Co. of America                         6.375%             7/23/2006               2,000        1,871
Realty Income Corp.                                          7.75%              5/6/2007               2,000        1,838
Reckson Operating Partnership LP                             7.75%             3/15/2009               1,800        1,656
Republic New York Corp.                                      7.75%             5/15/2009               2,400        2,346
Salomon Smith Barney Holdings Inc.                          6.875%             6/15/2005               3,300        3,208
SunTrust Bank Atlanta                                        7.25%             9/15/2006               1,000          982
SunTrust Banks, Inc.                                         6.25%              6/1/2008               2,000        1,836
SunTrust Banks, Inc.                                        7.375%              7/1/2006               2,400        2,406
Susa Partnership LP                                          7.00%             12/1/2007               3,000        2,651
Swiss Bank Corp.                                             7.25%              9/1/2006               4,000        3,929
US Bank NA Minnesota                                         5.70%            12/15/2008               2,000        1,752
US Bank NA Minnesota                                         6.50%              2/1/2008               5,000        4,663
Wachovia Corp.                                              5.625%            12/15/2008               1,350        1,185
Wachovia Corp.                                               6.25%              8/4/2008               5,400        4,970
Wachovia Corp.                                              6.625%            11/15/2006                 250          239
Wells Fargo & Co.                                           6.875%              4/1/2006               3,000        2,915
                                                                                                                ---------
                                                                                                                  208,425
                                                                                                                ---------
INDUSTRIAL (16.0%)
Allied Signal Inc.                                           6.20%              2/1/2008               3,700        3,424
American Airlines Inc.                                      7.024%            10/15/2009               7,800        7,678
Anheuser-Busch Cos., Inc.                                    7.10%             6/15/2007               3,400        3,334
Ashland Inc.                                                 6.86%              5/1/2009               7,500        6,947
Baker Hughes Inc.                                            6.25%             1/15/2009               7,500        6,800
C.R. Bard, Inc.                                              6.70%             12/1/2026               2,300        2,178
Borg-Warner Automotive                                       6.50%             2/15/2009               6,000        5,431
Burlington Northern Santa Fe Corp.                          6.375%            12/15/2005               3,000        2,834
Burlington Northern Santa Fe Corp.                           9.25%             10/1/2006               2,000        2,166
CSX Corp.                                                    9.00%             8/15/2006               2,600        2,746
Caterpillar, Inc.                                            9.00%             4/15/2006                 600          641
Caterpillar, Inc.                                           9.375%             8/15/2011               1,550        1,741
Coastal Corp.                                                6.50%             5/15/2006               5,280        4,979
Comcast Cablevision                                         8.375%              5/1/2007               4,500        4,663
Conoco Inc.                                                  6.35%             4/15/2009              10,000        9,249
Continental Airlines, Inc. (Equipment Trust Certificates)   6.648%             3/15/2019               2,358        2,116

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                           COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Daimler-Chrysler North America Holding Corp.                 7.20%              9/1/2009            $ 10,000     $  9,819
Delta Air Lines, Inc.                                        7.90%            12/15/2009               8,600        8,412
Delta Air Lines, Inc. (Equipment Trust Certificates)         8.54%              1/2/2007 (1)             449          454
Dillard's Inc.                                              6.625%            11/15/2008               3,000        2,672
Dillard's Inc.                                              7.375%              6/1/2006               2,100        1,995
E.I. duPont de Nemours & Co.                                6.875%            10/15/2009               8,000        7,740
First Data Corp.                                            6.375%            12/15/2007               3,500        3,259
Fort James Corp.                                            6.875%             9/15/2007               5,000        4,729
Harrahs Operating Co., Inc.                                  7.50%             1/15/2009               5,000        4,691
International Business Machines Corp.                        6.45%              8/1/2007               4,000        3,828
International Paper Co.                                     7.875%              8/1/2006                  35           35
Kroger Co.                                                  7.625%             9/15/2006               8,000        7,890
Kroger Co.                                                   7.65%             4/15/2007                 530          523
Kroger Co.                                                   8.15%             7/15/2006               3,800        3,853
Lafarge Corp.                                               6.375%             7/15/2005               4,500        4,234
Lockheed Martin Corp.                                        7.70%             6/15/2008               3,800        3,667
Monsanto Co.                                                 6.00%             12/1/2005               6,000        5,510
News America Holdings Inc.                                   8.50%             2/15/2005               2,400        2,469
Norfolk Southern Corp.                                       7.40%             9/15/2006               4,545        4,439
Northrop Grumman Corp.                                       7.00%              3/1/2006               3,500        3,289
Philip Morris Cos., Inc.                                     7.00%             7/15/2005               2,200        2,070
Praxair, Inc.                                                6.90%             11/1/2006               3,900        3,708
Raytheon Co.                                                 6.75%             8/15/2007               8,100        7,554
Rohm & Haas Co.                                              7.40%             7/15/2009               7,000        6,927
Safeway Inc.                                                 7.00%             9/15/2007               2,700        2,597
Sears, Roebuck & Co. Acceptance Corp.                       6.125%             1/15/2006                 150          136
Sears, Roebuck & Co. Acceptance Corp.                        6.75%             9/15/2005               3,000        2,833
TCI Communications, Inc.                                     7.25%              8/1/2005               5,685        5,662
Texaco Capital Inc.                                          5.70%             12/1/2008               5,000        4,418
Texas Instruments Inc.                                      6.125%              2/1/2006               3,100        2,850
Time Warner Inc.                                             7.48%             1/15/2008               2,050        2,017
Time Warner Inc.                                             7.75%             6/15/2005               6,500        6,555
Time Warner Inc.                                             8.18%             8/15/2007               2,250        2,309
Tosco Corp.                                                  7.25%              1/1/2007               3,000        2,868
Union Carbide Corp.                                          6.70%              4/1/2009               7,000        6,567
Union Oil Co. of California                                 9.125%             2/15/2006               9,000        9,561
Union Pacific Corp.                                          6.40%              2/1/2006              10,965       10,268
Union Pacific Corp.                                          7.60%              5/1/2005               3,200        3,186
                                                                                                                ---------
                                                                                                                  232,521
                                                                                                                ---------
UTILITIES (5.8%)
Ameritech Capital Funding                                    6.15%             1/15/2008               6,000        5,557
CMS Panhandle Holding Co.                                    6.50%             7/15/2009               7,000        6,376
Coastal Corp.                                               6.375%              2/1/2009               5,000        4,553
Coastal Corp.                                                6.50%              6/1/2008                 500          461
El Paso Energy Corp.                                         6.75%             5/15/2009               9,000        8,388
Enron Corp.                                                  6.75%              8/1/2009               4,500        4,195
Enron Corp.                                                 6.875%            10/15/2007               1,500        1,420
Enron Corp.                                                 7.125%             5/15/2007               2,546        2,456
FPL Group Capital Inc.                                      7.625%             9/15/2006              10,000       10,035
GTE Northwest Inc.                                           5.55%            10/15/2008               3,000        2,636
GTE South Inc.                                              6.125%             6/15/2007               2,000        1,849
HNG Internorth                                              9.625%             3/15/2006               2,000        2,190
KN Energy Inc.                                               6.65%              3/1/2005               6,000        5,747
MCI Communications Corp.                                     6.50%             4/15/2010               2,150        2,003
National Rural Utility Co.                                   6.20%              2/1/2008               4,850        4,502
New York Telephone Co.                                      6.125%             1/15/2010               5,500        4,957
PP&L Resources Inc.                                          6.55%              3/1/2006               1,325        1,261
Southern California Edison Co.                              6.375%             1/15/2006               3,000        2,846
Southwestern Bell Telephone Co.                             6.625%             7/15/2007               6,000        5,811
Texaco Capital Inc.                                          5.50%             1/15/2009               3,000        2,630

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Texas Utility Co.                                            7.17%              8/1/2007            $  3,500   $    3,394
Union Electric Power Co.                                     6.75%              5/1/2008                 120          115
                                                                                                               ----------
                                                                                                                   83,382
                                                                                                                ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $579,708)                                                                                                550,069
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(6.9%)
--------------------------------------------------------------------------------------------------------------------------
Ahold Finance USA Inc.                                       6.25%              5/1/2009               8,000        7,280
The Development Bank of Singapore Ltd.                      7.875%             8/10/2009               3,000        2,986
Embotelladora Andina SA                                     7.875%             10/1/2097               1,000          761
Falconbridge Ltd.                                            7.35%             11/1/2006               1,500        1,427
Grand Metropolitan Investment Corp.                          9.00%             8/15/2011               3,000        3,309
Israel Electric Corp.                                        7.75%              3/1/2009               2,250        2,172
Korea Development Bank                                       6.75%             12/1/2005               2,000        1,884
Korea Electric Power                                         7.00%              2/1/2007               8,920        8,199
Korea Electric Power                                         7.75%              4/1/2013               1,500        1,404
Malaysia                                                     8.75%              6/1/2009               5,000        5,239
National Australia Bank                                      6.60%            12/10/2007               9,100        8,415
Noranda Inc.                                                 7.00%             7/15/2005               3,000        2,835
Pemex Finance Ltd.                                           9.69%              4/1/2007               4,200        4,307
Petro Geo-Services                                          6.625%             3/30/2008               5,325        4,922
Petro Geo-Services                                           7.50%             3/31/2007               4,830        4,727
Pohang Iron & Steel Co.                                     7.375%             5/15/2005               5,000        4,783
Province of British Columbia                                5.375%            10/29/2008               7,000        6,162
Province of Quebec                                           5.75%             2/15/2009              10,000        8,887
Province of Saskatchewan                                    7.125%             3/15/2008                 600          592
Republic of Chile                                           6.875%             4/28/2009               5,000        4,637
The State of Qatar                                           9.50%             5/21/2009               2,100        2,207
Swiss Bank Corp.                                             6.75%             7/15/2005               2,000        1,930
Telecomunicaciones de Puerto Rico                            6.65%             5/15/2006               2,400        2,272
Toronto-Dominion Bank                                        6.50%             8/15/2008               3,000        2,759
TPSA Finance BV                                              7.75%            12/10/2008               6,045        5,642
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $105,217)                                                                                                 99,738
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                       3.25%              1/3/2000              13,291       13,291
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                               3.40%              1/3/2000              18,558       18,558
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $31,849)                                                                                                  31,849
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $1,520,663)                                                                                            1,454,095
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               30,232
Liabilities--Note G                                                                                               (35,378)
                                                                                                               ----------
                                                                                                                   (5,146)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
==========================================================================================================================
Applicable to 152,282,410 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,448,949
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.51
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
INTERMEDIATE-TERM BOND INDEX FUND                                                                      (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,536,173      $ 10.09
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note E                                                              (20,656)        (.14)
Unrealized Depreciation--Note F                                                                      (66,568)        (.44)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,448,949      $  9.51
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM BOND INDEX FUND                                   COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (64.0%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (58.4%)
U.S. Treasury Bond                                           7.50%            11/15/2024             $ 4,475     $  4,882
U.S. Treasury Bond                                          7.625%            11/15/2022              46,245       50,695
U.S. Treasury Bond                                           8.00%            11/15/2021              18,445       20,916
U.S. Treasury Bond                                          8.125%   8/15/2019-8/15/2021              36,730       41,981
U.S. Treasury Bond                                           8.50%             2/15/2020               6,740        7,958
U.S. Treasury Bond                                           8.75%   5/15/2017-8/15/2020               1,765        2,131
U.S. Treasury Bond                                          8.875%   8/15/2017-2/15/2019              18,350       22,172
U.S. Treasury Bond                                           9.25%             2/15/2016               2,125        2,622
U.S. Treasury Bond                                         10.375% 11/15/2009-11/15/2012              16,640       20,037
U.S. Treasury Bond                                         10.625%             8/15/2015               2,700        3,672
U.S. Treasury Bond                                          12.75%            11/15/2010               1,900        2,448
U.S. Treasury Bond                                          13.25%             5/15/2014                 975        1,404
U.S. Treasury Note                                           6.25%             2/15/2003                 525          523
U.S. Treasury Note                                           6.50%  8/15/2005-10/15/2006               1,600        1,595
                                                                                                               ----------
                                                                                                                  183,036
                                                                                                               ----------
AGENCY BONDS & NOTES (5.6%)
Federal National Mortgage Assn.                              5.83%            11/26/2027               1,000          838
Federal National Mortgage Assn.                              6.08%              9/1/2028               3,000        2,601
Federal National Mortgage Assn.                              6.09%             9/27/2027               2,000        1,739
Federal National Mortgage Assn.                              6.16%              8/7/2028               5,000        4,340
Federal National Mortgage Assn.                              6.25%             5/15/2029               2,000        1,778
Tennessee Valley Authority                                   6.25%            12/15/2017               1,100          970
Tennessee Valley Authority                                   6.75%             11/1/2025               2,500        2,360
Tennessee Valley Authority                                  6.875%            12/15/2043               3,000        2,768
                                                                                                               ----------
                                                                                                                   17,394
                                                                                                               ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $211,545)                                                                                                200,430
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (28.3%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.3%)
Citicorp Lease Pass-Through Trust                            7.22%             6/15/2005 (1)             150          149
Citicorp Lease Pass-Through Trust                            8.04%            12/15/2019 (1)             450          449
Premier Auto Trust                                           5.69%              6/8/2002 (1)             400          397
                                                                                                               ----------
                                                                                                                      995
                                                                                                               ----------
FINANCE (5.9%)
ABN-AMRO Bank                                               7.125%            10/15/2093               1,000          864
Bank of America Institute                                    8.07%            12/31/2026               1,500        1,410
Bank of New York Capital I                                   7.97%            12/31/2026                 375          351
BT Capital Trust B                                           7.90%             1/15/2027                 200          182
Chase Capital I                                              7.67%             12/1/2026               1,900        1,730
CIGNA Corp.                                                 7.875%             5/15/2027                 175          163
CIGNA Corp.                                                  8.30%             1/15/2033                 500          484
Citicorp Capital II                                         8.015%             2/15/2027                 450          423
Dean Witter, Discover & Co.                                  6.75%            10/15/2013                 200          180
Equitable Companies Inc.                                     7.00%              4/1/2028                 200          179
Fleet Capital Trust II                                       7.92%            12/11/2026                 400          365
Ford Motor Credit Co.                                       6.375%              2/1/2029               1,500        1,261
General Electric Capital Corp.                               6.90%             9/15/2015               1,000          937
Household Finance Corp.                                      6.45%              2/1/2009                  70           64
Lehman Brothers Holdings, Inc.                              6.625%             2/15/2008                 950          873
Liberty Financial Co.                                        6.75%            11/15/2008               1,000          913
Mellon Capital II                                           7.995%             1/15/2027               2,100        1,979
Merrill Lynch & Co.                                         6.875%            11/15/2018               1,250        1,132
NB Capital Trust IV                                          8.25%             4/15/2027                 400          385
NationsBank Corp.                                            7.25%            10/15/2025                 375          347
Norwest Corp.                                                6.65%            10/15/2023                  60           52
Progressive Corp.                                           6.625%              3/1/2029               1,000          841
Security Capital Pacific Trust                               8.05%              4/1/2017                 200          180

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM BOND INDEX FUND                                   COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Spieker Properties Inc.                                      7.50%             10/1/2027             $   300     $    260
Summit Properties Inc.                                       7.20%             8/15/2007                 550          498
Suntrust Capital                                             7.90%             6/15/2027                 750          699
Susa Partnership                                             7.50%             12/1/2027                 400          327
Travelers/Aetna Property Casualty Corp.                      7.75%             4/15/2026                 275          267
U.S. Bancorp                                                 8.27%            12/15/2026                 750          713
Wells Fargo Capital I                                        7.96%            12/15/2026                 400          377
                                                                                                               ----------
                                                                                                                   18,436
                                                                                                               ----------
INDUSTRIAL (16.9%)
Anadarko Petroleum Corp.                                     7.20%             3/15/2029               2,000        1,809
Anheuser-Busch Cos., Inc.                                    6.75%            12/15/2027                 250          224
Anheuser-Busch Cos., Inc.                                   7.125%              7/1/2017                 600          562
Apache Corp.                                                7.625%              7/1/2019               1,500        1,449
Archer-Daniels-Midland Co.                                  8.875%             4/15/2011                  80           87
Auburn Hills                                                12.00%              5/1/2020                 260          376
Baker Hughes Inc.                                           6.875%             1/15/2029               1,500        1,312
C.R. Bard, Inc.                                              6.70%             12/1/2026                 500          473
Bayer Corp.                                                  6.65%             2/15/2028                 500          439
The Boeing Co.                                              6.625%             2/15/2038                 700          593
Borg-Warner Automotive                                      7.125%             2/15/2029               2,000        1,715
Burlington Northern Santa Fe Corp.                           6.75%             3/15/2029               1,000          869
Burlington Northern Santa Fe Corp.                          6.875%             2/15/2016                 300          274
Burlington Northern Santa Fe Corp.                           7.00%            12/15/2025                 800          719
Burlington Northern Santa Fe Corp.                           7.25%              8/1/2097                 250          217
CSX Corp.                                                    8.10%             9/15/2022                 600          599
CSX Corp.                                                   8.625%             5/15/2022               1,025        1,078
Caterpillar Inc.                                            9.375%             8/15/2011                 450          505
Caterpillar Co.                                             7.375%              3/1/2097                  50           45
Chrysler Corp.                                               7.45%              2/1/2097                 225          209
Comcast Cablevision                                         8.875%              5/1/2017                 500          547
Conoco Inc.                                                  6.95%             4/15/2029               2,000        1,802
Continental Airlines, Inc. (Equipment Trust Certificates)   6.648%             3/15/2019                 460          413
Dayton Hudson Corp.                                          6.65%              8/1/2028                 500          433
Dayton Hudson Corp.                                          6.75%              1/1/2028                 750          659
Deere & Co.                                                  8.50%              1/9/2022                 115          122
Delta Air Lines Inc.                                         8.30%            12/15/2029               1,700        1,646
Dillard's Inc.                                               7.75%             5/15/2027                 750          680
The Walt Disney Co.                                          7.55%             7/15/2093                 975          898
Dow Chemical Co.                                            7.375%             11/1/2029               1,000          956
Eastman Chemical Co.                                         7.25%             1/15/2024                 250          221
Eastman Chemical Co.                                         7.60%              2/1/2027                 150          137
Federated Department Stores, Inc.                            7.00%             2/15/2028                 400          354
Federated Department Stores, Inc.                            7.45%             7/15/2017                 900          856
Ford Capital BV                                              9.50%              6/1/2010                 180          202
Ford Motor Co.                                               8.90%             1/15/2032               1,000        1,114
Ford Motor Co.                                               9.98%             2/15/2047                 100          125
Georgia-Pacific Corp.                                        7.75%            11/15/2029               1,500        1,429
International Business Machines Corp.                        7.00%            10/30/2025                 350          328
International Business Machines Corp.                       7.125%             12/1/2096                 500          454
International Paper Co.                                     6.875%             4/15/2029               2,000        1,734
Kroger Co.                                                  7.625%             9/15/2029               1,750        1,714
Lucent Technologies, Inc.                                    6.50%             1/15/2028                 500          439
May Department Stores Co.                                    6.70%             9/15/2028               1,375        1,202
May Department Stores Co.                                    9.75%             2/15/2021                  40           47
Mobil Corp.                                                 7.625%             2/23/2033                 230          215
Monsanto Co.                                                 6.85%             12/1/2028               1,000          846
News America Holdings Inc.                                   7.75%             1/20/2024               1,000          946
News America Holdings Inc.                                   8.00%            10/17/2016                 750          733
News America Holdings Inc.                                   9.25%              2/1/2013               1,500        1,629
Norfolk Southern Corp.                                       7.70%             5/15/2017                 400          391
Norfolk Southern Corp.                                       7.80%             5/15/2027                 325          318


--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp.                                       7.90%             5/15/2097                 100           95
Northrop Grumman Corp.                                      9.375%            10/15/2024             $   400     $    419
Phillips Petroleum Co.                                       8.49%              1/1/2023                 900          900
Raytheon Co.                                                 6.75%             3/15/2018                 800          695
Raytheon Co.                                                 7.00%             11/1/2028                 400          347
Rohm & Haas Co.                                              7.85%             7/15/2029               1,750        1,753
Rohm & Haas Co.                                              9.80%             4/15/2020                 550          626
Sears, Roebuck & Co.                                        9.375%             11/1/2011                 395          428
TCI Communications, Inc.                                    7.875%              8/1/2013               1,000        1,015
Tele-Communications, Inc.                                   9.875%             6/15/2022                 500          607
Texaco Capital Corp.                                        8.875%              9/1/2021                 155          173
Time Warner Entertainment                                   8.375%             3/15/2023               1,650        1,717
Time Warner Inc.                                             7.57%              2/1/2024                 500          476
Tosco Corp.                                                  7.80%              1/1/2027                 350          329
Tyco International Group SA                                 6.875%             1/15/2029               1,500        1,278
Union Carbide Corp.                                          7.75%             10/1/2096               1,150        1,049
Union Carbide Corp.                                         7.875%              4/1/2023                 220          214
Union Oil Co. of California                                  7.50%             2/15/2029               1,000          934
Union Pacific Corp.                                         6.625%              2/1/2029               1,250        1,055
Union Pacific Corp.                                          7.00%              2/1/2016                 550          504
Union Pacific Corp.                                         8.625%             5/15/2022                  35           36
United Technologies Corp.                                    6.70%              8/1/2028                 500          442
United Technologies Corp.                                   8.875%            11/15/2019                 545          607
                                                                                                               ----------
                                                                                                                   52,843
                                                                                                               ----------
UTILITIES (5.2%)
AT&T Corp.                                                   8.35%             1/15/2025                 300          296
Arizona Public Service Co.                                   7.25%              8/1/2023                 200          179
CMS Panhandle Holding Co.                                    7.00%             7/15/2029               1,500        1,317
Coastal Corp.                                                7.42%             2/15/2037               1,000          910
Coastal Corp.                                                7.75%            10/15/2035                 400          379
Coastal Corp.                                               9.625%             5/15/2012                 300          334
Commonwealth Edison                                          7.50%              7/1/2013                 750          730
Enron Corp.                                                  6.95%             7/15/2028               1,000          873
GTE Corp.                                                    8.75%             11/1/2021                 900          992
Illinois Power Co.                                           7.50%             7/15/2025                 300          271
MCI Communications Corp.                                     6.50%             4/15/2010                 625          582
MCI Communications Corp.                                     7.75%             3/23/2025                 250          236
Michigan Bell Telephone Co.                                  7.50%             2/15/2023               1,040          978
New England Telephone & Telegraph Co.                       6.875%             10/1/2023                 110           96
New England Telephone & Telegraph Co.                       7.875%            11/15/2029                 600          606
New England Telephone & Telegraph Co.                        9.00%              8/1/2031                 250          261
New York Telephone Co.                                      6.125%             1/15/2010               1,000          901
Pacific Gas & Electric Co.                                   8.25%             11/1/2022               1,000          966
Southern California Edison Co.                               6.75%             1/15/2000                 500          500
Southwestern Bell Telephone Co.                              7.25%             7/15/2025                 450          403
Southwestern Bell Telephone Co.                             7.625%              3/1/2023                  45           43
Sprint Capital Corp.                                        6.875%            11/15/2028               1,250        1,112
Texas Utilities Co.                                         7.875%              3/1/2023               1,090        1,038
Texas Utilities Co.                                          8.75%             11/1/2023                  50           51
U S WEST Communications Inc.                                 7.25%             9/15/2025               1,000          923
Virginia Electric & Power Co.                                6.75%             10/1/2023               1,000          850
Worldcom Inc.                                                6.95%             8/15/2028                 500          455
                                                                                                               ----------
                                                                                                                   16,282
                                                                                                                ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $96,117)                                                                                                  88,556
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(5.9%)
--------------------------------------------------------------------------------------------------------------------------
Abbey National PLC                                           7.95%            10/26/2029               1,800        1,797
Ahold Finance USA Inc.                                      6.875%              5/1/2029               1,500        1,318
Canadian National Railway Co.                                6.80%             7/15/2018                 725          655
Canadian National Railway Co.                                6.90%             7/15/2028                 400          355

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM BOND INDEX FUND                                   COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
The Development Bank of Singapore Ltd.                      7.875%             8/10/2009             $   800     $    796
Embotelladora Andina SA                                     7.875%             10/1/2097                 300          228
Grand Metropolitan Investment Corp.                          9.00%             8/15/2011                  75           83
Inter-American Development Bank                             7.125%             3/15/2023                  25           23
Inter-American Development Bank                              8.50%             3/15/2011                 110          120
KFW International Finance, Inc.                              7.20%             3/15/2014                 600          590
Korea Electric Power                                         7.00%              2/1/2007                 175          161
Korea Electric Power                                         7.75%              4/1/2013                 400          374
Korean Development Bank                                     7.125%             4/22/2004                 800          779
Newfoundland                                                10.00%             12/1/2020                 750          910
Northern Telecom Ltd.                                       6.875%              9/1/2023                 250          224
Pemex Finance Ltd.                                           9.69%              4/1/2007                 800          820
Petro-Canada                                                 9.25%            10/15/2021               1,300        1,432
Petro Geo-Services                                          7.125%             3/30/2028                 625          547
Petro-Geo Services                                           8.15%             7/15/2029                 750          740
Province of Manitoba                                         9.25%              4/1/2020                 485          568
Province of New Brunswick                                    8.75%              5/1/2022                 800          890
Province of New Brunswick                                    9.75%             5/15/2020                 500          605
Province of Newfoundland                                     9.00%              6/1/2019                 300          336
Province of Quebec                                          7.125%              2/9/2024               2,000        1,859
Province of Saskatchewan                                    7.375%             7/15/2013                 600          595
Swiss Bank Corp.-New York                                    7.00%            10/15/2015                 750          690
Swiss Bank Corp.-New York                                   7.375%             7/15/2015                 750          715
Swiss Bank Corp.-New York                                   7.375%             6/15/2017                 300          285
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $20,728)                                                                                                  18,495
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.3%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $1,070)                                             3.25%              1/3/2000               1,070        1,070
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
   (COST $329,460)                                                                                                308,551
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                6,952
Liabilities                                                                                                        (2,350)
                                                                                                               ----------
                                                                                                                    4,602
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
==========================================================================================================================
Applicable to 32,056,493 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                              $313,153
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.77
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $340,501      $ 10.62
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note E                                                               (6,439)        (.20)
Unrealized Depreciation--Note F                                                                      (20,909)        (.65)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $313,153       $ 9.77
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL BOND         SHORT-TERM        INTERMEDIATE-       LONG-TERM
                                                    MARKET INDEX         BOND INDEX      TERM BOND INDEX      BOND INDEX
                                                            FUND               FUND                 FUND            FUND
                                                    --------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31, 1999
                                                    --------------------------------------------------------------------
                                                           (000)              (000)                (000)           (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                          $  748,611           $ 53,761           $   86,812       $  18,006
    Security Lending                                         244                 50                  121              --
                                                    --------------------------------------------------------------------
        Total Income                                     748,855             53,811               86,933          18,006
                                                    --------------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                       1,430                113                  163              33
        Management and Administrative                      5,255                890                1,167               8
        Shareholder Account Maintenance(1)                10,751                640                  997             411
        Marketing and Distribution(1)                      2,305                178                  244              50
    Custodian Fees                                           236                 30                   32              22
    Auditing Fees                                             14                  8                    9               8
    Shareholders' Reports(1)                                 527                 33                   52              18
    Trustees' Fees and Expenses                               15                  1                    2              --
                                                    --------------------------------------------------------------------
        Total Expenses                                    20,533              1,893                2,666             550
        Expenses Paid Indirectly--Note D                      --                 --                   (6)             (4)
                                                    --------------------------------------------------------------------
        Net Expenses                                      20,533              1,893                2,660             546
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    728,322             51,918               84,273          17,460
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
    SECURITIES SOLD                                      (62,350)            (1,356)             (20,519)         (6,422)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES             (739,761)           (29,597)            (102,634)        (32,879)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                         $  (73,789)          $ 20,965           $  (38,880)       $(21,841)
=========================================================================================================================

(1)Expenses of the Total Bond Market Index Fund by class of shares are:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 (000)
                                                                           ----------------------------------------------
                                                                           INVESTOR        INSTITUTIONAL
                                                                             SHARES               SHARES            TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                         $10,213              $   538         $10,751
    Marketing and Distribution                                                1,750                  555           2,305
    Shareholders' Reports                                                       473                   54             527
                                                                           ----------------------------------------------
Total Class-Specific Expenses                                                12,436                1,147          13,583
All Other Fund Expenses                                                       5,231                1,719           6,950
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                              $17,667               $2,866         $20,533
=========================================================================================================================

See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL BOND MARKET INDEX FUND
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                        ---------------------------------------
                                                                                                1999                     1998
                                                                                               (000)                    (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                                              $   728,322              $   502,763
      Realized Net Gain (Loss)                                                               (62,350)                  65,401
      Change in Unrealized Appreciation (Depreciation)                                      (739,761)                 101,026
                                                                                        ---------------------------------------
            Net Increase (Decrease) in Net Assets Resulting from Operations                  (73,789)                 669,190
                                                                                        ---------------------------------------
DISTRIBUTIONS
      Net Investment Income
            Investor Shares                                                                 (545,745)                (385,446)
            Institutional Shares                                                            (182,577)                (117,317)
      Realized Capital Gain
            Investor Shares                                                                  (12,419)                 (28,406)
            Institutional Shares                                                              (3,923)                  (8,371)
                                                                                        ---------------------------------------
                  Total Distributions                                                       (744,664)                (539,540)
                                                                                        ---------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
      Issued                                                                               3,990,946                3,417,802
      Issued in Lieu of Cash Distributions                                                   505,211                  373,724
      Redeemed                                                                            (2,168,015)              (1,255,551)
                                                                                        ---------------------------------------
            Net Increase--Investor Shares                                                  2,328,142                2,535,975
                                                                                        ---------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
      Issued                                                                               1,292,134                1,101,619
      Issued in Lieu of Cash Distributions                                                   158,648                  105,038
      Redeemed                                                                              (536,860)                (371,701)
                                                                                        ---------------------------------------
            Net Increase--Institutional Shares                                               913,922                  834,956
-------------------------------------------------------------------------------------------------------------------------------
      Total Increase                                                                       2,423,611                3,500,581
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Year                                                                   10,258,025                6,757,444
                                                                                        ---------------------------------------
      End of Year                                                                        $12,681,636              $10,258,025
===============================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
      Issued                                                                                 403,460                  334,291
      Issued in Lieu of Cash Distributions                                                    51,368                   36,562
      Redeemed                                                                              (219,979)                (122,914)
                                                                                        ---------------------------------------
            Net Increase in Shares Outstanding                                               234,849                  247,939
===============================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
      Issued                                                                                 130,755                  107,590
      Issued in Lieu of Cash Distributions                                                    16,133                   10,275
      Redeemed                                                                               (54,627)                 (36,368)
                                                                                        ---------------------------------------
            Net Increase in Shares Outstanding                                                92,261                   81,497
===============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         SHORT-TERM                          INTERMEDIATE-TERM
                                                                       BOND INDEX FUND                        BOND INDEX FUND
                                                            -----------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                  1999                 1998                 1999            1998
                                                                 (000)                (000)                (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                 $   51,918            $  32,590           $   84,273      $   55,640
      Realized Net Gain (Loss)                                  (1,356)               6,344              (20,519)         15,703
      Change in Unrealized Appreciation (Depreciation)         (29,597)               2,874             (102,634)         14,878
                                                            -----------------------------------------------------------------------
            Net Increase (Decrease) in Net Assets
                  Resulting from Operations                     20,965               41,808              (38,880)         86,221
                                                            -----------------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                                    (51,918)             (32,590)             (84,273)        (55,640)
      Realized Capital Gain                                     (2,739)              (4,414)              (4,238)         (7,583)
                                                            -----------------------------------------------------------------------
            Total Distributions                                (54,657)             (37,004)             (88,511)        (63,223)
                                                            -----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                   739,906              374,881              745,836         527,923
      Issued in Lieu of Cash Distributions                      47,342               31,908               73,493          52,764
      Redeemed                                                (306,910)            (148,942)            (345,405)       (187,851)
                                                            -----------------------------------------------------------------------
            Net Increase from Capital
                  Share Transactions                           480,338              257,847              473,924         392,836
-----------------------------------------------------------------------------------------------------------------------------------
      Total Increase                                           446,646              262,651              346,533         415,834
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Year                                        708,920              446,269            1,102,416         686,582
                                                            -----------------------------------------------------------------------
      End of Year                                           $1,155,566            $ 708,920           $1,448,949      $1,102,416
===================================================================================================================================

(1)Shares Issued (Redeemed)
      Issued                                                    74,780               37,200               74,793          50,863
      Issued in Lieu of Cash Distributions                       4,800                3,165                7,443           5,067
      Redeemed                                                 (31,066)             (14,760)             (35,096)        (18,083)
                                                            -----------------------------------------------------------------------
            Net Increase in Shares Outstanding                  48,514               25,605               47,140          37,847
===================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   LONG-TERM
                                                                                                BOND INDEX FUND
                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                         1999                       1998
                                                                                        (000)                      (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                                         $  17,460                  $   8,682
      Realized Net Gain (Loss)                                                         (6,422)                     1,152
      Change in Unrealized Appreciation (Depreciation)                                (32,879)                     6,379
                                                                                   ---------------------------------------
            Net Increase (Decrease) in Net Assets Resulting from Operations           (21,841)                    16,213
                                                                                   ---------------------------------------
DISTRIBUTIONS
      Net Investment Income                                                           (17,460)                    (8,682)
      Realized Capital Gain                                                              (451)                      (810)
                                                                                   ---------------------------------------
            Total Distributions                                                       (17,911)                    (9,492)
                                                                                   ---------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                                          239,036                    175,576
      Issued in Lieu of Cash Distributions                                             15,448                      8,099
      Redeemed                                                                       (111,604)                   (68,323)
                                                                                   ---------------------------------------
            Net Increase from Capital Share Transactions                              142,880                    115,352
--------------------------------------------------------------------------------------------------------------------------
      Total Increase                                                                  103,128                    122,073
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Year                                                               210,025                     87,952
                                                                                   ---------------------------------------
      End of Year                                                                   $ 313,153                  $ 210,025
==========================================================================================================================

(1)Shares Issued (Redeemed)
      Issued                                                                           22,752                     15,843
      Issued in Lieu of Cash Distributions                                              1,498                        727
      Redeemed                                                                        (10,740)                    (6,180)
                                                                                   ---------------------------------------
            Net Increase in Shares Outstanding                                         13,510                     10,390
==========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                          1999          1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $ 10.27       $ 10.09     $  9.84     $ 10.14    $  9.17
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                           .617          .624        .645        .640       .650
      Net Realized and Unrealized Gain (Loss) on Investments         (.695)         .218        .250       (.300)      .970
                                                                 ------------------------------------------------------------
            Total from Investment Operations                         (.078)         .842        .895        .340      1.620
                                                                 ------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                           (.617)        (.624)      (.645)      (.640)     (.650)
      Distributions from Realized Capital Gains                      (.015)        (.038)         --          --         --
                                                                 ------------------------------------------------------------
            Total Distributions                                      (.632)        (.662)      (.645)      (.640)     (.650)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $  9.56       $ 10.27     $ 10.09     $  9.84    $ 10.14
=============================================================================================================================

TOTAL RETURN*                                                       -0.76%         8.58%       9.44%       3.58%     18.18%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                           $ 9,477       $ 7,765     $ 5,129     $ 2,962    $ 2,405
      Ratio of Total Expenses to Average Net Assets                  0.20%         0.20%       0.20%       0.20%      0.20%
      Ratio of Net Investment Income to Average Net Assets           6.26%         6.10%       6.54%       6.54%      6.66%
      Portfolio Turnover Rate                                          55%         57%**         39%         39%        36%
=============================================================================================================================

 *Total return figures do not reflect the annual account maintenance fee of $10.

**Portfolio turnover rate excluding in-kind redemptions was 56%.

-------------------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                             YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------       SEP. 18* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       1999       1998       1997       1996      DEC. 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.27    $ 10.09    $  9.84    $ 10.14           $   9.87
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                          .627       .635       .655       .650               .174
      Net Realized and Unrealized Gain (Loss) on Investments        (.695)      .218       .250      (.300)              .270
                                                                ---------------------------------------------------------------
            Total from Investment Operations                        (.068)      .853       .905       .350               .444
                                                                ---------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                          (.627)     (.635)     (.655)     (.650)             (.174)
      Distributions from Realized Capital Gains                     (.015)     (.038)        --         --                 --
                                                                ---------------------------------------------------------------
            Total Distributions                                     (.642)     (.673)     (.655)     (.650)             (.174)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  9.56    $ 10.27    $ 10.09    $  9.84           $  10.14
===============================================================================================================================

TOTAL RETURN                                                       -0.66%      8.69%      9.55%      3.68%              4.53%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                        $ 3,204    $ 2,493    $ 1,628    $ 1,024           $    413
      Ratio of Total Expenses to Average Net Assets                 0.10%      0.10%      0.10%      0.10%            0.10%**
      Ratio of Net Investment Income to Average Net Assets          6.36%      6.21%      6.64%      6.66%            6.48%**
      Portfolio Turnover Rate                                         55%       57%+        39%        39%                36%
===============================================================================================================================

 *Inception.

**Annualized.

 +Portfolio turnover rate excluding in-kind redemptions was 56%.

----------------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT-TERM BOND INDEX FUND
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                          1999         1998       1997         1996       1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $ 10.10      $ 10.00    $  9.92      $ 10.07    $  9.50
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                           .539         .574       .597         .587       .623
      Net Realized and Unrealized Gain (Loss) on Investments         (.336)        .168       .080        (.146)      .570
                                                                 -----------------------------------------------------------
            Total from Investment Operations                          .203         .742       .677         .441      1.193
DISTRIBUTIONS
      Dividends from Net Investment Income                           (.539)       (.574)     (.597)       (.587)     (.623)
      Distributions from Realized Capital Gains                      (.034)       (.068)        --        (.004)        --
                                                                 -----------------------------------------------------------
            Total Distributions                                      (.573)       (.642)     (.597)       (.591)     (.623)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $  9.73      $ 10.10    $ 10.00      $  9.92    $ 10.07
============================================================================================================================

TOTAL RETURN*                                                        2.08%        7.63%      7.04%        4.55%     12.88%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                           $ 1,156      $   709    $   446      $   328    $   208
      Ratio of Total Expenses to Average Net Assets                  0.20%        0.20%      0.20%        0.20%      0.20%
      Ratio of Net Investment Income to Average Net Assets           5.48%        5.68%      6.03%        5.93%      6.28%
      Portfolio Turnover Rate                                         108%         112%        88%          65%        65%
============================================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10.

----------------------------------------------------------------------------------------------------------------------------
                                                                               INTERMEDIATE-TERM BOND INDEX FUND
                                                                                    YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                          1999        1998       1997        1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $ 10.48     $ 10.20    $  9.96     $ 10.37      $  9.18
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                           .628        .647       .661        .648         .661
      Net Realized and Unrealized Gain (Loss) on Investments         (.936)       .353       .240       (.406)       1.217
                                                                  ----------------------------------------------------------
            Total from Investment Operations                         (.308)      1.000       .901        .242        1.878
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                           (.628)      (.647)     (.661)      (.648)       (.661)
      Distributions from Realized Capital Gains                      (.034)      (.073)        --       (.004)       (.027)
                                                                  ----------------------------------------------------------
            Total Distributions                                      (.662)      (.720)     (.661)      (.652)       (.688)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $  9.51     $ 10.48    $ 10.20     $  9.96      $ 10.37
============================================================================================================================

TOTAL RETURN*                                                       -3.00%      10.09%      9.41%       2.55%       21.07%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                           $ 1,449     $ 1,102    $   687     $   460      $   346
      Ratio of Total Expenses to Average Net Assets                  0.20%       0.20%      0.20%       0.20%        0.20%
      Ratio of Net Investment Income to Average Net Assets           6.33%       6.23%      6.64%       6.54%        6.55%
      Portfolio Turnover Rate                                         120%         77%        56%         80%          71%
============================================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   LONG-TERM BOND INDEX FUND
                                                                                    YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                           1999         1998       1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $ 11.32      $ 10.78    $ 10.08     $ 10.82     $  8.96
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                            .662         .666       .678        .674        .692
      Net Realized and Unrealized Gain (Loss) on Investments         (1.531)        .588       .700       (.731)      1.884
                                                                   ----------------------------------------------------------
            Total from Investment Operations                          (.869)       1.254      1.378       (.057)      2.576
                                                                   ----------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                            (.662)       (.666)     (.678)      (.674)      (.692)
      Distributions from Realized Capital Gains                       (.019)       (.048)        --       (.009)      (.024)
                                                                   ----------------------------------------------------------
            Total Distributions                                       (.681)       (.714)     (.678)      (.683)      (.716)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $  9.77      $ 11.32    $ 10.78     $ 10.08     $ 10.82
=============================================================================================================================

TOTAL RETURN*                                                        -7.85%       11.98%     14.30%      -0.26%      29.72%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                            $   313      $   210    $    88     $    44     $    24
      Ratio of Total Expenses to Average Net Assets                   0.20%        0.20%      0.20%       0.20%       0.20%
      Ratio of Net Investment Income to Average Net Assets            6.39%        6.01%      6.66%       6.75%       6.90%
      Portfolio Turnover Rate                                           61%          57%        58%         46%         45%
=============================================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Index Funds comprise the Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each of the Vanguard Bond Index Funds, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

       -------------------------------------------------------------------------------------------------
                                         CAPITAL CONTRIBUTION        PERCENTAGE         PERCENTAGE OF
                                              TO VANGUARD              OF FUND           VANGUARD'S
        INDEX FUND                               (000)               NET ASSETS        CAPITALIZATION
       -------------------------------------------------------------------------------------------------
        Total Bond Market                       $2,582                   0.02%                2.6%
        Short-Term Bond                            236                   0.02                 0.2
        Intermediate-Term Bond                     299                   0.02                 0.3
        Long-Term Bond                              63                   0.02                 0.1
       -------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The Total Bond Market Index Fund offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the year ended December 31, 1999, class-specific expenses represented an annual rate of 0.14% and 0.04% of average net assets of the Investor Shares and Institutional Shares, respectively. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

D. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended December 31, 1999, custodian fee offset arrangements reduced expenses of the Intermediate-Term Bond Index Fund and Long-Term Bond Index Fund by $6,000, and $4,000, respectively.

E. During the year ended December 31, 1999, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

                 -----------------------------------------------------------------
                                                               (000)
                                              ------------------------------------
                  INDEX FUND                     PURCHASES                SALES
                 -----------------------------------------------------------------
                  Total Bond Market             $2,418,025             $1,216,831
                  Short-Term Bond                  293,518                110,759
                  Intermediate-Term Bond           449,885                242,283
                  Long-Term Bond                    81,844                 17,980
                 -----------------------------------------------------------------

Purchases and sales of U.S. government securities were:

                 -----------------------------------------------------------------
                                                               (000)
                                              ------------------------------------
                  INDEX FUND                    PURCHASES                 SALES
                 -----------------------------------------------------------------
                  Total Bond Market            $7,879,395              $5,124,808
                  Short-Term Bond               1,197,071                 890,762
                  Intermediate-Term Bond        1,576,980               1,324,784
                  Long-Term Bond                  223,281                 144,088
                 -----------------------------------------------------------------

     At December 31, 1999, the funds had the following capital losses available to offset future net gains:

                  ---------------------------------------------------------------------------------
                                                               CAPITAL LOSS
                                               ----------------------------------------------------
                                                                                  EXPIRATION
                                                   AMOUNT                        FISCAL YEARS
                  INDEX FUND                        (000)                     ENDING DECEMBER 31,
                  ---------------------------------------------------------------------------------
                  Total Bond Market               $62,658                          2007-2008
                  Short-Term Bond                   1,279                          2007-2008
                  Intermediate-Term Bond           20,519                          2007-2008
                  Long-Term Bond                    6,422                          2007-2008
                  ---------------------------------------------------------------------------------

F. At December 31, 1999, unrealized depreciation of investment securities for financial reporting and federal income tax purposes was:

                 ----------------------------------------------------------------------------------------
                                                                       (000)
                                            -------------------------------------------------------------
                                                APPRECIATED           DEPRECIATED         NET UNREALIZED
                  INDEX FUND                     SECURITIES           SECURITIES           DEPRECIATION
                 ----------------------------------------------------------------------------------------
                  Total Bond Market               $17,700             $(448,707)            $(431,007)
                  Short-Term Bond                     154               (22,711)              (22,557)
                  Intermediate-Term Bond              574               (67,142)              (66,568)
                  Long-Term Bond                      147               (21,056)              (20,909)
                 ----------------------------------------------------------------------------------------

G. The market values of securities on loan to broker/dealers at December 31, 1999, and collateral received with respect to such loans, were:

                 ----------------------------------------------------------------------------------------
                                                                      (000)
                                                ---------------------------------------------------------
                                                                        COLLATERAL RECEIVED
                                                                    -------------------------------------
                                                  MARKET VALUE                          MARKET VALUE
                                                    OF LOANED                         OF U.S. TREASURY
                  INDEX FUND                       SECURITIES          CASH              SECURITIES
                 ----------------------------------------------------------------------------------------
                  Total Bond Market                 $117,763         $31,286             $  90,487
                  Short-Term Bond                     21,824          16,798                 5,468
                  Intermediate-Term Bond             191,936          18,558               175,750
                 ----------------------------------------------------------------------------------------

     Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Bond Index Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund, and Vanguard Long-Term Bond Index Fund (constituting Vanguard Bond Index Funds, hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

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SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD BOND INDEX FUNDS

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund distributed $10,895,000, $403,000, $3,864,000, and $451,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1999, all of which is designated as a 20% rate gain distribution.

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                                       58

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
-------------------------------------------------------------------------------------------------------------
500 Index Fund                         Growth Index Fund*                   Tax-Managed Capital
Aggressive Growth Fund                 Health Care Fund                        Appreciation Fund*
Capital Opportunity Fund               Institutional Index Fund*            Tax-Managed Growth and
Convertible Securities Fund            International Growth Fund               Income Fund*
Emerging Markets Stock                 International Value Fund             Tax-Managed International Fund*
   Index Fund                          Mid-Cap Index Fund*                  Tax-Managed Small-Cap Fund*
Energy Fund                            Morgan Growth Fund                   Total International Stock
Equity Income Fund                     Pacific Stock Index Fund                Index Fund
European Stock Index Fund              PRIMECAP Fund                        Total Stock Market Index Fund*
Explorer Fund                          REIT Index Fund                      U.S. Growth Fund
Extended Market Index Fund*            Selected Value Fund                  Utilities Income Fund
Global Equity Fund                     Small-Cap Growth Index Fund*         Value Index Fund*
Gold and Precious Metals Fund          Small-Cap Index Fund*                Windsor Fund
Growth and Income Fund                 Small-Cap Value Index Fund*          Windsor II Fund


BALANCED FUNDS
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                  LifeStrategy Growth Fund             STAR Fund
Balanced Index Fund                    LifeStrategy Income Fund             Tax-Managed Balanced Fund
Global Asset Allocation Fund           LifeStrategy Moderate                Wellesley Income Fund
LifeStrategy Conservative                 Growth Fund                       Wellington Fund
   Growth Fund


BOND FUNDS
-------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term              Intermediate-Term Corporate Fund     Short-Term Corporate Fund*
   Treasury Fund                       Intermediate-Term Tax-Exempt         Short-Term Federal Fund
Admiral Long-Term Treasury Fund           Fund                              Short-Term Tax-Exempt Fund
Admiral Short-Term Treasury Fund       Intermediate-Term Treasury Fund      Short-Term Treasury Fund
GNMA Fund                              Limited-Term Tax-Exempt Fund         State Tax-Exempt Bond Funds
High-Yield Corporate Fund              Long-Term Bond Index Fund               (California, Florida,
High-Yield Tax-Exempt Fund             Long-Term Corporate Fund                Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt Fund      Long-Term Tax-Exempt Fund               New York, Ohio, Pennsylvania)
Intermediate-Term Bond                 Long-Term Treasury Fund              Total Bond Market Index Fund*
   Index Fund                          Preferred Stock Fund
                                       Short-Term Bond Index Fund

MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------
Admiral Treasury Money                 State Tax-Exempt Money Market        Tax-Exempt Money Market Fund
   Market Fund                            Funds (California, New Jersey,    Treasury Money Market Fund
Federal Money Market Fund                 New York, Ohio, Pennsylvania)
Prime Money Market Fund*

VARIABLE ANNUITY PLAN
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                     High-Grade Bond Portfolio            Money Market Portfolio
Diversified Value Portfolio            High Yield Bond Portfolio            REIT Index Portfolio
Equity Income Portfolio                International Portfolio              Short-Term Corporate Portfolio
Equity Index Portfolio                 Mid-Cap Index Portfolio              Small Company Growth Portfolio
Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group,
                  P.O. Box 2600, Valley Forge, PA 19482-2600.
              Read it carefully before you invest or send money.

-------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
-------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DiSTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MacKINNON - Fixed Income Group.

F. WILLIAM McNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q840-02/24/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.